[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  EXHIBIT 10.118

[BAXTER LOGO]

                          Medication Delivery Division
                               Purchase Agreement
                                  Coram, Inc.

October 15, 2003

Coram, Inc.                                  Baxter Healthcare Corporation
1675 Broadway, Suite 900                     William Graham Building 1-3S
Denver, CO 80202                             Route 120 and Wilson Road
Account #: 34251865                          Round Lake, IL 60073
Attention: Frank Geiger                      Attention: Ann Esser
     and
Curaflex Health Services, Inc.
1675 Broadway, Suite 900
Denver, CO 80202

Hereinafter together referred to as "Coram"  Hereinafter referred to as "Baxter"

INTRODUCTION

Coram and Baxter are entering into this Contract in good faith, expecting to be bound by it for the term stated below. Baxter agrees to supply Coram's Homecare Facilities ("Owned Facilities") with the Baxter products listed in Schedule A ("Products") and Baxter agrees to update Schedule A periodically as new Products are made available. Coram agrees to buy such quantities of these Products as determined by Coram in its sole discretion for its and its subsidiaries own use from Baxter subject to the following:

1.       TERM OF PURCHASE AGREEMENT

         This Contract is for a term commencing fifteen (15) calendar days from the date on which Baxter signs this Contract ("Commencement Date") and ending on November 30, 2008. The "Anniversary Date" of this Contract shall be December 1. Should Owned Facilities choose to purchase Products through an authorized distributor, Owned Facilities acknowledge that distributors may require up to forty-five (45) additional calendar days to adjust the pricing in their billing system and to notify Owned Facilities of adjusted pricing. Owned Facilities understand that the prices a distributor bills Owned Facilities for Products are at the distributor's discretion. Purchases by Coram reported by authorized distributors will count, at the prices set forth in this Agreement, toward Coram's Requirements (as defined below).

2.       SALE OF PRODUCTS TO FACILITIES

         Baxter shall make the products listed on the attached Schedule A (the "Products") available to Owned Facilities as indicated on the attached Exhibit B. Additional Owned Facilities in the United States may be added to Exhibit B upon written notice by Coram and with Baxter's consent, which consent shall not be unreasonably withheld. The effective date of pricing for new Facilities will be [*] days after Baxter consents to adding such Facility.

3.       REQUIREMENTS

         Coram, on its behalf and on behalf of all its present and additional Owned Facilities listed and to be listed on Exhibit B, commits to purchase from Baxter during each Year of this Contract, the types of products listed on Schedule A with aggregate purchases in the following amounts (the "Minimum Committed Volume"): (a) [*] purchases of frozen products (b) [*] of Multi-Vitamin Requirements (measured by dollar amount of purchases) (c) [*] of Needleless Requirements (measured by dollar amount of purchases), and (d) [*] in Nutrition products.

Confidential

         On each Anniversary Date Coram shall provide to Baxter a written summary of all purchases of products similar to the types of Products described in the Schedules purchased from other vendors during the year just ended in order for Baxter to determine compliance with the Minimum Committed Volume. Baxter shall keep such information confidential and shall use the information solely for the purpose of evaluating compliance under this Contract. For purposes of this Contract, "purchases" shall mean the net invoice price for each Product ordered and invoiced less any returns or credits.

         Should a shortfall in purchases occur due to a material reduction in the patient population at Coram's Owned Facilities other than as a result of a sale, divestiture or other transfer of Coram's business, or if a shortfall occurs due to a change in therapy, and (in either case) Coram demonstrates that competitive product was not purchased, Baxter shall reduce the volume commitment without penalty. Coram will provide information, reasonably satisfactory to Baxter, which clarifies the reduction in Coram's patient population. If the shortfall is caused by Baxter's inability to deliver, Baxter shall reduce the required number of units.

4.       PRICING

         The prices which the Owned Facilities shall pay to Baxter for Products are those specified on the Net Price List attached as Schedule A ("Base Prices"). Prices on Schedule A shall become effective on the Commencement Date and shall expire November 30, 2004. If Coram does not purchase from Baxter (a) [*] of its Multi-Vitamin Requirements; (b) [*] of its Needleless Requirements; (c) at least [*] in Nutrition products (excluding Multi-Vitamins), then the price increase for the following twelve months shall be [*] for the product category not met. [*] The CPI-U percent used shall be the unadjusted percentage change for the previous twelve-month period (ending four months prior to the Anniversary Date) published in the Consumer Price Index for all Urban Consumers, by the U.S. Department of Labor, Bureau of Labor Statistics.

5.       PRICING TIERS

         Baxter is pleased to offer the following Pricing Tiers to Coram for Vancocin and Rocephin. Baxter shall review Coram's purchases of Frozen Drug products every December 1 and June 1 of each year. Based upon Coram's purchases during the preceding six-month period, Coram's pricing shall be adjusted to the applicable tier for purchases during the next period to become effective on January 1 and July 1.

         VANCOCIN PRICING TIER

Vancocin 6 months product usage                       500mg Vancocin (2G3551)           1g Vancocin (2G3552)
Tier 1     [*]                                                 [*]                                [*]
Tier 2     [*]                                                 [*]                                [*]
Tier 3     [*]                                                 [*]                                [*]
Tier 4     [*]                                                 [*]                                [*]

         Initial pricing for Vancocin shall be at the Tier 2 level.

         ROCEPHIN PRICING TIER

Frozen Drug Products 6 month usage
Minimum Dollars Purchased                      1g Rocephin (2G3524)     2g Rocephin (2G3525)
Tier 0     [*]                                        [*]                       [*]
Tier 1     [*]                                        [*]                       [*]
Tier 2     [*]                                        [*]                       [*]
Tier 3     [*]                                        [*]                       [*]
Tier 4     [*]                                        [*]                       [*]
Tier 5     [*]                                        [*]                       [*]
Tier 6     [*]                                        [*]                       [*]
Tier 7     [*]                                        [*]                       [*]

         Initial pricing for Rocephin shall be at the Tier 0 level.

Confidential

         MULTI-VITAMIN PRICING TIER

         Baxter shall provide Infuvite Multi-Vitamin (2A9018) at [*] as long as Coram meets its Minimum Committed Volume as referenced in Paragraph 3. If Coram fails to comply with this portion of the Contract, the Infuvite Multi-Vitamin (2A9018) shall be adjusted to Base Price at [*] plus any applicable price increases under Paragraph 4 after the first twelve months of this Contract.

6.       EQUIPMENT

         Baxter shall continue to provide to Owned Facilities the use of Freezers currently in place for the Owned Facilities use during the term of this Contract. Coram shall be required to execute and return the attached Schedule D to Baxter for any additional Freezers requested, and Baxter agrees to provide such Freezers.

7.       PAYMENT TERMS

         Payment terms are [*] from invoice date for payments made by check, cash, or wire transfer. A service charge of 1-1/2% per month (or the highest amount allowed by law, if lower) shall be added to all amounts past due.

8.       TERMS AND CONDITIONS

         The terms and conditions listed in the Baxter Terms and Conditions of Sale in the Baxter Medication Delivery Product Catalog in effect on the date of shipment apply to all purchases, except in the event of a conflict with the terms hereof, in which case the terms hereof shall govern and control. Baxter may discontinue any Product at anytime without further liability to Coram or its Owned Facilities. In the event of such discontinuation, the Minimum Committed Volume will be permanently reduced by the dollar amount of purchases of the discontinued product made by Coram in the twelve months prior to the discontinuation.

9.       DISCLOSURES

         Any products and services not paid for by Coram and received by Coram from Baxter under this Contract, including the Equipment, are discounts. All discounts, rebates or other reductions in price received by Coram from Baxter under this Contract are "discounts or other reductions in price" to Coram under Section 1128b(b) (3) (A) of the Social Security Act [42 U.S.C. 1320a-7b (b) (3) (A)]. Coram and its Owned Facilities shall appropriately reflect such discounts, rebates or other reductions in price as required by that provision or regulations promulgated thereunder.

10.      WAIVER

         A waiver of any of the provisions of this Contract shall not constitute a waiver of any other provision nor shall it constitute a continuing waiver.

11.      ENTIRE AGREEMENT

         If Baxter and Coram are parties to any other agreements covering the same Products covered by this Contract, then, with regard to such Products, this Contract shall supersede such other agreements, except where Coram has an agreement which provides for the purchase of disposable products covered by this Contract in connection with Coram's use of non-disposable equipment supplied by Baxter or an affiliate thereof ("Equipment Agreement"). This exception applies only while such Equipment Agreement is in effect.

12.      PROMOTIONS

         In the event that Baxter offers a product promotion that Coram may be eligible for, Coram gives Baxter permission to notify it of the promotion via facsimile, telephone, electronic mail, regular mail, or any other commercially reasonable method of providing such notifications.

13.      CONFIDENTIALITY

         Baxter respects the confidentiality of contractual relationships. Except as provided in Paragraph 10, Coram agrees to respect this relationship by not disclosing any information regarding this Agreement to any other party without Baxter's prior written consent. If either Party is required by law to publicly disclose

Confidential
         this Agreement, the Parties shall mutually agree upon a redacted version of the agreement that may be so disclosed.

14.      ASSIGNMENT

         This Agreement is assignable only with the written consent of both parties, which shall not be unreasonably withheld.

15.      MISCELLANEOUS

         Baxter agrees to indemnify and hold harmless Coram, its subsidiaries, affiliates, successors and permitted assigns and their directors, officers, employees and agents (the "Coram Indemnified Parties") from and against any and all liabilities, damages and claims (including, without limitation, expenses of litigation, investigations and attorneys' fees, settlements and damages) asserted by persons other than the Coram Indemnified Parties arising from or related to defects in materials and/or workmanship of, or failure to meet the specifications applicable to, the Products or Pumps, except to the extent such damages or injuries are caused by the negligent or wrongful acts or omissions of Coram. Coram agrees to indemnify and hold harmless Baxter, its subsidiaries, affiliates, successors and permitted assigns and their directors, officers, employees and agents (the "Baxter Indemnified Parties") from and against any and all liabilities, damages and claims (including, without limitation, expenses of litigation, investigations and attorneys' fees, settlements and damages) asserted by persons other than the Baxter Indemnified Parties arising from or related to Coram's selection, possession, operation and use of the Products or Pumps, except to the extent such damages or injuries are caused by the negligent or wrongful acts or omissions of Baxter.

This Contract is not valid until signed by Baxter at its home office. No changes in this Contract, including any conflicting or additional terms contained in any purchase order or other document submitted by Coram, shall be valid unless approved in writing by Baxter at its home office.

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this Contract on the date below.

CORAM, INC.                                  BAXTER HEALTHCARE CORPORATION

BY: /s/ Frank Geiger                         By: /s/ Heather Marcelain
    -------------------------                    -------------------------------
NAME:  Frank Geiger                          NAME:  Heather Marcelain
TITLE: Senior Vice President, MM             TITLE: Sales Contract Administrator
DATE:  12/23/2003                            DATE:  01-05-04

CURAFLEX HEALTH SERVICES, INC.

BY: /s/ Frank Geiger
    -------------------------
NAME:  Frank Geiger
TITLE: Senior Vice President, MM
DATE:  12/23/2003

Confidential

                                    EXHIBIT B

                          BAXTER HEALTHCARE CORPORATION

                      CONTRACT FACILITY LIST AND STATEMENT

                   FACILITIES OWNED OR CONTROLLED BY PURCHASER

                          * SEE ATTACHED MEMBER ROSTER

                                    STATEMENT

Coram agrees that the Products purchased under the Contract between Coram and Baxter Healthcare Corporation are for the exclusive use of the above facilities and their patients only. Neither Coram, itself, nor through any affiliate or agent, shall export or otherwise transfer outside the United States Products acquired under this Agreement. Coram represents that it, and each of the above Facilities, have all required local, state and federal licensed applicable to the sale and use of the Products.

CORAM, INC.

Signature: /s/ Frank Geiger
           ----------------------
Printed Name: Frank Geiger
TITLE: Senior Vice President, MM
DATE:  12/23/2003

Confidential



NAME / DBA                                              ADDRESS                             SUITE /FL             CITY
----------                                              -------                             ---------             ----
Coram Healthcare Corporation of Alabama                 400 Riverhills Business Park        Suite 435             Birmingham
Coram Alternate Site Services, Inc.                     1725 West First Street              **                    Tempe
Coram Alternate Site Services, Inc.                     3390 North Campbell Avenue          Suite 130             Tucson
Coram Alternate Site Services, Inc.                     8804 Balboa Avenue                  **                    San Diego
Coram Healthcare Corporation of Northern California     3160 Corporate Place                **                    Hayward
Coram Healthcare Corporation of Northern California     1803 Tribute Road                   Suite B               Sacramento
Coram Healthcare Corporation of Southern California     1049 Grand Central Avenue           **                    Glendale
Coram Healthcare Corporation of Southern California     4355 East Lowell Street             Suite C               Ontario
Coram Healthcare Corporation of Southern California     3002 Dow Avenue                     Suite 104             Tustin
Coram Healthcare Corporation of Southern California     6483 Calle Real                     Units A-C             Goleta
Kern Home Health Resources dba Coram Healthcare         3101 Sillect Avenue                 #109                  Bakersfield
Coram Alternate Site Services, Inc.                     7042 South Revere Parkway           Suite 490             Centennial
Coram Alternate Site Services, Inc.                     7 Barnes Industrial Park Road       **                    Wallingford
Coram Alternate Site Services, Inc.                     9143 Phillips Highway               Suite 300             Jacksonville
Coram Healthcare Corporation of Florida                 6204 Benjamin Road                  Suite 200             Tampa
Coram Healthcare Corporation of Southern Florida        10021 Pines Blvd                    Suite 102             Pembroke Pines
Coram Alternate Site Services, Inc.                     2140 Newmarket Parkway              Suite 106             Marietta
Home Care Hawaii L.L.P                                  94-479 Ukee Street                  **                    Waipahu
Coram Alternate Site Services, Inc.                     3513 Vine Court                     **                    Davenport
Coram Alternate Site Services, Inc.                     5523 Kendall Street                 **                    Boise
Coram Alternate Site Services, Inc.                     1471 Business Center Drive          Suite 500             Mt. Prospect
Coram Alternate Site Services, Inc.                     7114 Lakeview Parkway               Suite 111             Indianapolis
Coram Alternate Site Services, Inc.                     431 Fernhill Avenue                 **                    Fort Wayne
Coram Healthcare Corporation of Indiana                 1290 Arrowhead Court, Suite A       **                    Crown Point
Coram Alternate Site Services, Inc.                     7707 East Osie                      #401                  Wichita
Coram Alternate Site Services, Inc.                     8013 Flint                          **                    Lenexa
Coram Alternate Site Services, Inc.                     115 James Drive West                #100, Westside One    St. Rose
Coram Healthcare Corporation of Massachusetts           233 South Street                    **                    Hopkinton
Coram Healthcare Corporation of Greater D.C             7150 Columbia Gateway Drive         Suite E               Columbia
Coram Alternate Site Services, Inc.                     45801 Mast Street                   **                    Plymouth
Coram Alternate Site Services, Inc.                     4665 44th Street, SE                Suite 190             Grand Rapids
Coram Healthcare Corporation of Michigan                4915 Contec Drive                   **                    Lansing
Coram Alternate Site Services, Inc.                     2345 Waters Drive                   **                    Mendota Heights
Coram Homecare of Minnesota, Inc.                       2345 Waters Drive                   **                    Mendota Heights
Coram Alternate Site Services, Inc.                     423 Main Street Avenue              **                    Moorhead
Coram Alternate Site Services, Inc.                     13205 Lakefront Drive               **                    Earth City




NAME / DBA                                              ST       ZIP           PHONE                 FAX
----------                                              --       ---           -----                 ---
Coram Healthcare Corporation of Alabama                 AL       35242         (205) 995-8117        (205) 995-8165
Coram Alternate Site Services, Inc.                     AZ       85281         (480) 968-1199        (480) 967-1367
Coram Alternate Site Services, Inc.                     AZ       85719-        (520) 881-4053        (520) 881-4269
Coram Alternate Site Services, Inc.                     CA       92123         (858) 576-6969        (858) 974-6606
Coram Healthcare Corporation of Northern California     CA       94545         (510) 732-8800        (510) 732-8801
Coram Healthcare Corporation of Northern California     CA       95815         (916) 565-7233        (916) 567-8255
Coram Healthcare Corporation of Southern California     CA       91201         (818) 543-5169        (818) 543-6128
Coram Healthcare Corporation of Southern California     CA       91761         (909) 605-0010        (909) 605-0024
Coram Healthcare Corporation of Southern California     CA       92780-        (714) 665-1121        (714) 665-1131
Coram Healthcare Corporation of Southern California     CA       93117-        (805) 692-1130        (805) 692-1170
Kern Home Health Resources dba Coram Healthcare         CA       93308         (661) 325-8326        (661) 325-6509
Coram Alternate Site Services, Inc.                     CO       80112         (303) 799-0093        (303) 790-0633
Coram Alternate Site Services, Inc.                     CT       06492-        (203) 284-8558        (203) 284-8580
Coram Alternate Site Services, Inc.                     FL       32256         (904) 363-3089        (904) 363-2159
Coram Healthcare Corporation of Florida                 FL       33634         (813) 884-6987        (813) 886-3357
Coram Healthcare Corporation of Southern Florida        FL       33024-        (954) 430-3216        (954) 430-3116
Coram Alternate Site Services, Inc.                     GA       30067         (770) 952-3021        (770) 952-6840
Home Care Hawaii L.L.P                                  HI       96797-4212    (808) 677-1288        (808) 677-2611
Coram Alternate Site Services, Inc.                     IA       52806         (563) 386-3220        (563) 386-4715
Coram Alternate Site Services, Inc.                     ID       83706         (208) 323-0303        (208) 323-0381
Coram Alternate Site Services, Inc.                     IL       60056         (847) 294-6422        (847) 294-6185
Coram Alternate Site Services, Inc.                     IN       46268         (317) 297-9600        (317) 299-3539
Coram Alternate Site Services, Inc.                     IN       46805         (260) 484-4442        (260) 484-4637
Coram Healthcare Corporation of Indiana                 IN       46307-        (219) 661-0272        (219) 661-8515
Coram Alternate Site Services, Inc.                     KS       67207         (316) 683-9414        (316) 683-3469
Coram Alternate Site Services, Inc.                     KS       66214         (913) 599-1090        (913) 599-1195
Coram Alternate Site Services, Inc.                     LA       70087         (504) 466-5932        (504) 468-8310
Coram Healthcare Corporation of Massachusetts           MA       01748-        (508) 435-7180        (508) 435-2489
Coram Healthcare Corporation of Greater D.C             MD       21046         (410) 720-6501        (410) 720-6460
Coram Alternate Site Services, Inc.                     MI       48170         (734) 454-0800        (734) 454-0614
Coram Alternate Site Services, Inc.                     MI       49512         (616) 940-1961        (616) 940-0496
Coram Healthcare Corporation of Michigan                MI       48910-        (517) 394-0106        (517) 394-0109
Coram Alternate Site Services, Inc.                     MN       55120         (651) 452-5600        (651) 452-9531
Coram Homecare of Minnesota, Inc.                       MN       55120-        (651) 452-5600        (651) 452-9531
Coram Alternate Site Services, Inc.                     MN       56560-2657    (218) 233-2210        (218) 233-8098
Coram Alternate Site Services, Inc.                     MO       63045-        (314) 656-5110        (314) 656-5114

NAME / DBA                                           ADDRESS                               SUITE /FL         CITY
----------                                           -------                               ---------         ----
SSM Infusion Services, LLC                           1992 Innerbelt Business Center Drive  **                Overland
Coram Healthcare Corporation of Mississippi          2 Old River Place                     Suite M           Jackson
Coram Alternate Site Services, Inc.                  1100 Perimeter Park Drive             Suite 114         Morrisville
Coram Alternate Site Services, Inc.                  9401-J Southern Pine Blvd.            **                Charlotte
Coram Alternate Site Services, Inc.                  2 Hendersonville Road                 Suite B-2         Asheville
Coram Alternate Site Services, Inc.                  3504 Vest Mill Road                   **                Winston-Salem
Coram Alternate Site Services, Inc.                  2621 South 156th Circle               **                Omaha
Coram Alternate Site Services, Inc.                  11 H Commerce Way                     **                Totowa
Coram Alternate Site Services, Inc.                  1551 B Mercantile NE                  **                Albuquerque
Coram Healthcare Corporation of Nevada               1380 Greg Street                      Suite #216        Sparks
Coram Healthcare Corporation of Nevada               101 North Pecos Road                  Suite 101-105     Las Vegas
Coram Healthcare Corporation of Greater New York     45 South Service Road                 **                Plainview
Coram Healthcare Corporation of Greater New York     2700 Bellevue Avenue                  **                Syracuse
Coram Healthcare Corporation of Greater New York     9745 Queens Blvd.                     Suite 908         Rego Park
Coram Healthcare Corporation of New York             1 Charles Boulevard                   **                Guilderland
Coram Healthcare Corporation of New York             375 North French Road                 Suite 108         Amherst
Coram Alternate Site Services, Inc.                  53 Circle Freeway Drive               **                Cincinnati
Coram Healthcare Corporation of Kentucky             53 Circle Freeway Drive               **                Cincinnati
Coram Alternate Site Services, Inc.                  4350 Renaissance Parkway              Unit P            Warrensville Heights
Coram Alternate Site Services, Inc.                  235 North MacArthur Boulevard         Suite 100         Oklahoma City
Coram Pharmacy Limited                               140 Wendell Avenue                    Suite 10          North York
Coram Alternate Site Services, Inc.                  7358 S. W. Durham Road                **                Portland
Coram Alternate Site Services, Inc.                  6 Spring Mill Drive                   **                Malvern
Coram Hemophilia Services                            6 Spring Mill Drive                   **                Malvern
Coram Alternate Site Services, Inc.                  220 Executive Drive                   Suite 500         Cranberry Township
Coram Healthcare Corporation of Massachusetts        110 Jefferson Boulevard               Suite B           Warwick
Coram Healthcare Corporation of Rhode Island         110 Jefferson Boulevard               Suite B           Warwick
Coram Healthcare Corporation of South Carolina       1941 Savage Road                      Suite 500AA       Charleston
Coram Healthcare/Carolina Home Therapeutics          720 Gracern Road                      Suite 123         Columbia
Coram Alternate Site Services, Inc.                  1680 Century Center Parkway           Suite 12          Memphis
Coram Alternate Site Services, Inc.                  618 Grassmere Park Drive              Suite 7           Nashville
Coram Alternate Site Services, Inc.                  1904 Lark Street                      Suite 2           Johnson City
Coram Alternate Site Services, Inc.                  9411 Parkfield Drive                  Suite 400         Austin
Coram Alternate Site Services, Inc.                  3610 Willowbend Blvd                  Suite 1010        Houston
Coram Alternate Site Services, Inc.                  7365 Remcon Circle                    Suite A-102       El Paso
Coram Healthcare Corporation of North Texas          1444 Oak Lawn                         Suite 545         Dallas




NAME / DBA                                              ST       ZIP           PHONE                  FAX
----------                                              --       ---           -----                  ---
SSM Infusion Services, LLC                              MO       63114-        (314) 428-0365         (314) 890-0803
Coram Healthcare Corporation of Mississippi             MS       39202         (601) 353-0097         (601) 948-3009
Coram Alternate Site Services, Inc.                     NC       27560         (919) 481-2885         (919) 481-2678
Coram Alternate Site Services, Inc.                     NC       28273         (704) 523-7731         (704) 523-8001
Coram Alternate Site Services, Inc.                     NC       28803         (828) 258-1150         (828) 251-2697
Coram Alternate Site Services, Inc.                     NC       27103-        (336) 765-3680         (336) 765-5259
Coram Alternate Site Services, Inc.                     NE       68130         (402) 330-5482         (402) 330-2697
Coram Alternate Site Services, Inc.                     NJ       07512         (973) 812-9100         (201) 812-9245
Coram Alternate Site Services, Inc.                     NM       87107-        (505) 344-0900         (505) 344-2765
Coram Healthcare Corporation of Nevada                  NV       89431-        (775) 323-1667         (775) 333-8220
Coram Healthcare Corporation of Nevada                  NV       89101         (702) 453-4546         (702) 453-0204
Coram Healthcare Corporation of Greater New York        NY       11803         (516) 753-5330         (516) 753-5483
Coram Healthcare Corporation of Greater New York        NY       13219-        (315) 425-8028         (315) 425-0989
Coram Healthcare Corporation of Greater New York        NY       11374-        (718) 730-9122         (718) 780-9398
Coram Healthcare Corporation of New York                NY       12084         (518) 869-6613         518-869-3760
Coram Healthcare Corporation of New York                NY       14228         (716) 691-3000         (716) 691-5093
Coram Alternate Site Services, Inc.                     OH       45246         (513) 874-1161         (513) 874-8774
Coram Healthcare Corporation of Kentucky                OH       45246-        (513) 874-1161         (513) 874-8774
Coram Alternate Site Services, Inc.                     OH       44128         (216) 591-0900         (216) 591-0664
Coram Alternate Site Services, Inc.                     OK       73127         (405) 495-2273         (405) 787-6018
Coram Pharmacy Limited                                  ON                     (416) 245-2100         (416) 245-2101
Coram Alternate Site Services, Inc.                     OR       97224         (503) 684-3046         (503) 684-6627
Coram Alternate Site Services, Inc.                     PA       19355-        (610) 296-4446         (610) 889-0134
Coram Hemophilia Services                               PA       19355-        (610) 578-1687         (610) 578-1698
Coram Alternate Site Services, Inc.                     PA       16066         (724) 772-3701         (724) 772-3970
Coram Healthcare Corporation of Massachusetts           RI       02886-        (401) 436-6604         (401) 463-1912
Coram Healthcare Corporation of Rhode Island            RI       02886-        (401) 463-6604         (401) 463-1912
Coram Healthcare Corporation of South Carolina          SC       29407         (843) 769-5544         (843) 769-4300
Coram Healthcare/Carolina Home Therapeutics             SC       29210         (803) 731-5076         (803) 731-4979
Coram Alternate Site Services, Inc.                     TN       38134         (901) 386-3738         (901) 388-3992
Coram Alternate Site Services, Inc.                     TN       37211         (615) 832-9366         (615) 832-9069
Coram Alternate Site Services, Inc.                     TN       37604         (423) 434-0110         (423) 434-0095
Coram Alternate Site Services, Inc.                     TX       78758-        (512) 338-9600         (512) 338-4199
Coram Alternate Site Services, Inc.                     TX       77054         (713) 667-4010         (713) 667-9304
Coram Alternate Site Services, Inc.                     TX       79912         (915) 833-0140         (915) 581-9366
Coram Healthcare Corporation of North Texas             TX       75207-        (214) 443-9966         (214) 443-0130




NAME / DBA                                    ADDRESS                                  SUITE /FL                  CITY
----------                                    -------                                  ---------                  ----
Coram Alternate Site Services, Inc.           7042 Alamo Downs Parkway                 Suite 370                  San Antonio
Coram Healthcare Corporation of Utah          1149 West 2240 South                     Suite A                    Salt Lake City
Coram Healthcare Corporation of Greater D.C   4115 Pleasant Valley Drive               Suite 600                  Chantilly
Coram Alternate Site Services, Inc.           1331 118th Avenue SE                     Suite 100                  Bellevue
Coram Alternate Site Services, Inc.           17012 W. Victor Road                     **                         New Berlin
Wisconsin I.V. Affiliates, LLC                5009 Coye Avenue                         **                         Stevens Point
Wisconsin I.V. Affiliates, LLC                3716 Country Drive                       Suite 3                    Rhinelander
Wisconsin I.V. Affiliates, LLC                216 E. Upham Street                      **                         Marshfield
Wisconsin IV Affiliates, LLC                  2074 American Drive                      Unit C                     Neenah
WIVA-Fox Valley, LLC                          2074 American Drive                      Suite A                    Neenah
Coram Alternate Site Services, Inc.           206 Roxalana Business Park               **                         Dunbar
Coram Healthcare of Wyoming, LLC              907 N. Poplar Street                     Suite 155                  Casper




NAME / DBA                                      ST       ZIP           PHONE                FAX
----------                                      --       ---           -----                ---
Coram Alternate Site Services, Inc.             TX       78238-        (210) 523-0125       (210) 523-0160
Coram Healthcare Corporation of Utah            UT       84119         (801) 973-9797       (801) 973-9868
Coram Healthcare Corporation of Greater D.C     VA       20151         (703) 631-1611       (703) 631-6738
Coram Alternate Site Services, Inc.             WA       98005         (425) 450-0076       (425) 450-7003
Coram Alternate Site Services, Inc.             WI       53151-        (262) 785-9318       (262) 785-0484
Wisconsin I.V. Affiliates, LLC                  WI       54481-        (715) 343-5440       (753) 343-5441
Wisconsin I.V. Affiliates, LLC                  WI       54501-        (715) 362-2870       (715) 362-2866
Wisconsin I.V. Affiliates, LLC                  WI       54449         (715) 387-9815       (715) 387-0345
Wisconsin IV Affiliates, LLC                    WI       54956-        (920) 832-8836       (920) 735-8101
WIVA-Fox Valley, LLC                            WI       54901-        (920) 735-8100       (920) 303-3474
Coram Alternate Site Services, Inc.             WV       25064         (304) 768-1241       (304) 768-0925
Coram Healthcare of Wyoming, LLC                WY       82601         (307) 235-8665       (307) 237-3815

                                    EXHIBIT C

                             NON-BAXTER BILLED DRUGS

                                     PRODUCT            ORDERED
PREMIXED DRUG      NDC NUMBER         CODE              THROUGH:          BILLED BY:         PHONE #:            FAX #:
--------------------------------------------------------------------------------------------------------------------------
AGGRAST           0006-3739-96       2J1400           Merck             Merck              800-637-2579       215-652-6700
                  0006-3739-43       2J1401

AZACTA            0003-2231-01       2G3527           Baxter            Elan               800-859-8586       888-425-2864
                  0003-2241-01       2G3528           888-229-0001

CEFIZOX           0469-7220-01       2G3514           Baxter            Fujisawa           800-888-7704       800-688-6668
                  0469-7221-02       2G3515           888-229-0001

CEFOTAN           0310-0378-51       2G3561           Baxter            AstraZeneca        800-842-9920       302-886-1771
                  0310-0379-51       2G3562           888-229-0001

CIPRO             0026-8527-36       2B0078           Bayer             Bayer              800-288-8370       203-812-2713
                  0026-8527-63       2B0079

CLEOCIN           0009-3381-01       2G3414           Pharmacia         Pharmacia          800-821-7000       800-852-6421
                  0009-3375-01       2G3415
                  0009-3382-01       2G3416

DIFLUCAN          0049-3437-26       2B3433           Pfizer            Pfizer             800-533-4535       800-434-3181
                  0049-3438-26       2B3434
                  0049-3435-26       2B3435

FORTAZ            0173-0412-00       2G3535           Baxter            GlaxoSmithKlin     800-877-1158       215-751-4759
                  0173-0413-00       2G3536           888-229-0001

MEFOXIN           0006-3545-24       2G3506           Baxter            Merck              800-637-2579       215-652-6700
                  0006-3547-25       2G3507           888-229-0001

PEPCID            0006-3537-50       2G3423           Merck             Merck              800-637-2579       215-652-6700

TIMENTI           0029-6571-31       2G3545           GlaxoSmithKline   GlaxoSmithKlin     800-877-1158       215-751-4759

ZINACEF           0173-0424-00       2G3546           Baxter            GlaxoSmithKlin     800-877-1158       215-751-4759
                  0173-0425-00       2G3547           888-229-0001

ZOSYN             0206-8820-02       2G3572           Baxter            Wyeth              800-666-7248       484-563-0825
                  0206-8821-02       2G3573           888-229-0001
                  0206-8822-02       2G3574

Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO              MEDICATION DELIVERY DIVISION
34251865                     PURCHASE AGREEMENT

      PRODUCT CODE                 DESCRIPTION                          P/F              EACH PRICE    CASE PRICE
------------------------------------------------------------------------------------------------------------------
U       044050               FINAL ASSY., INTERMATE SV 50,               48                  [*]           [*]
U       044120               INTERMATE, 100 ML/HR                        48                  [*]           [*]
U       044220               INTERMATE, 200 ML/HR                        48                  [*]           [*]
U       049002               INTERMATE, LV2, 2 ML/HR                      6                  [*]           [*]
U       049050               INTERMATE, LV50, 50 ML/HR                   24                  [*]           [*]
U       049100               FINAL ASSY., INTERMATE LV 100,              24                  [*]           [*]
U       049250               FINAL ASSY., INTERMATE LV 250,              24                  [*]           [*]
        1A0014               2.5% DEXTROSE INJ, USP                       6                  [*]           [*]
        1A0062               5% DEXTROSE INJ, USP                        12                  [*]           [*]
        1A0063               5% DEXTROSE INJ, USP                        12                  [*]           [*]
        1A0213               20% DEXTROSE INJECTION, USP-5               12                  [*]           [*]
        1A0253               50% DEXTROSE INJECTION, USP-50              12                  [*]           [*]
        1A0294               70% DEXTROSE INJECTION, USP-10               6                  [*]           [*]
        1A0303               STERILE WATER FOR INJ, USP, 50              12                  [*]           [*]
        1A0692               25MG NITROGLYCERIN IN 5% DEXTR              12                  [*]           [*]
        1A0694               50MG NITROGLYCERIN IN 5% DEXTR              12                  [*]           [*]
        1A0696               100MG NITROGLYCERIN IN 5% DEXT              12                  [*]           [*]
        1A1322               0.9% SOD CHL INJ, USP                       12                  [*]           [*]
        1A1323               0.9% SOD CHL INJ, USP                       12                  [*]           [*]
        1A1833               5% SOD BICARBONATE INJ, USP                 12                  [*]           [*]
        1A2023               HALF-STRENGTH LACTATED RINGER'              12                  [*]           [*]
        1A2554               PLASMA-LYTE R&5%DEX INJ MULT E               6                  [*]           [*]
        1A3007               13.4 MEQ (26.8 MEQ/L) POT CHL               12                  [*]           [*]
        1A3059               5% DEX, 0.11% SOD CHL INJ, USP               6                  [*]           [*]
        1A3079               10% DEX&ELECT #48 INJ MULTI EL              12                  [*]           [*]
        1A3080               10% DEX & 0.2% SOD CHL INJ, US              12                  [*]           [*]
        1A3098               10% DEXTROSE IN 0,2% SOD CHL I              12                  [*]           [*]
        1A3113               5 MEQ (20 MEQ/L) POT CHL IN 10              12                  [*]           [*]
U       1A3114               10% DEXTROSE AND 0.12% SOD CHL              12                  [*]           [*]
        1A4034               MULTIPLE ELECTROLYTES AND 5% T               6                  [*]           [*]
        1A4254               MULTIPLE ELECTROLYTES AND 10%                6                  [*]           [*]
U       1A6000               490-11 INTRALIPID 10% IV FAT E              10                  [*]           [*]
U       1A6001               490-21 INTRALIPID 20% IV FAT E              10                  [*]           [*]
U       1A6003               490-16 INTRALIPID 10% IV FAT E              15                  [*]           [*]
U       1A6004               490-26 INTRALIPID 20% IV FAT E              10                  [*]           [*]
        1A6012               490-13 INTRALIPID 10% IV FAT E              10                  [*]           [*]
        1A6013               490-15 INTRALIPID 10% IV FAT E              10                  [*]           [*]
U       1A6018               490-12 INTRALIPID 10% IV FAT E              10                  [*]           [*]
U       1A6019               490-10 INTRALIPID 10% IV FAT E              10                  [*]           [*]
        1A6022               490-23 INTRALIPID 20% IV FAT E              10                  [*]           [*]
        1A6023               490-25 INTRALIPID 20% IV FAT E              10                  [*]           [*]
        1A6024               INTRALIPID 20% IN ONE LITER GL               6                  [*]           [*]
        1A6028               490-22 INTRALIPID 20% IV FAT E              10                  [*]           [*]
        1A6029               490-20 INTRALIPID 20% IV FAT E              10                  [*]           [*]

U = Limited inventory available         Page 1 of 23                Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO              MEDICATION DELIVERY DIVISION
34251865                     PURCHASE AGREEMENT

     PRODUCT CODE                 DESCRIPTION                          P/F             EACH PRICE      CASE PRICE
------------------------------------------------------------------------------------------------------------------
      1A6053               INTRALIPID 30% A 30% IV FAT EM               10                [*]           [*]
U     1A6624               10% TRAVASOL (AMINO ACID) INJE                6                [*]           [*]
U     1A6626               10% TRAVASOL (AMINO ACID) INJ.                6                [*]           [*]
      1A8501               EVACUATED CONTAINER-150 ML                   12                [*]           [*]
      1A8502               EVACUATED CONTAINER-250 ML                   12                [*]           [*]
      1A8503               EVACUATED CONTAINER-500 ML                   12                [*]           [*]
      1A8504               EVACUATED CONTAINER - 1000 ML                 6                [*]           [*]
      1A8506               EVACUATED CONTAINER - 2000 ML                 6                [*]           [*]
      1B6623               10% TRAVASOL (AMINO ACID) INJ.               24                [*]           [*]
      1B6624               10% TRAVASOL (AMINO ACID) INJ                12                [*]           [*]
U     1B6626               10% TRAVASOL (AMINO ACID) INJ,                4                [*]           [*]
      1B6626P              10% TRAVASOL (AMINO ACID) INJ.                6                [*]           [*]
U     1C8012               HOMEPRO (R) PUMP SET                         48                [*]           [*]
      1C8029               Y-TYPE BLOOD SOLUTION SET                    48                [*]           [*]
U     1C8039               HOMEPRO SET                                  48                [*]           [*]
U     1C8046               VENTED HOMEPRO(R) PUMP SET                   48                [*]           [*]
      1C8047               Y-BLOOD SET PUMP                             48                [*]           [*]
U     1C8050               BASIC SOLUTION SET, 60                       48                [*]           [*]
      1C8051               Y-TYPE EXTENSION SET                         48                [*]           [*]
      1C8061               Y-EXTENSION SET                              48                [*]           [*]
      1C8072               EXTENSION SET                                48                [*]           [*]
      1C8073               BASIC SET                                    48                [*]           [*]
      1C8075               BASIC SET                                    48                [*]           [*]
      1C8082               EXTENSION SET                                48                [*]           [*]
      1C8083               BASIC SOLN SET 10 Y SITE FB 96               48                [*]           [*]
      1C8084               VENTED BASIC SOLN SET 10 FB 72               48                [*]           [*]
      1C8086               MINIVOLUME EXTENSION SET NO AD               48                [*]           [*]
U     1C8087               4 LEAD MASS INFUSION SET                     12                [*]           [*]
      1C8090               EXTENSION SET, ROLLER CLAMP, 3               48                [*]           [*]
      1C8091               EXTENSION SET                                48                [*]           [*]
      1C8092               EXTENSION SET                                48                [*]           [*]
U     1C8095               SOLN SET 60 INJ SITE FB 72"                  48                [*]           [*]
      1C8098               EXTENSION SET                                48                [*]           [*]
      1C8101               BASIC SET, 10                                48                [*]           [*]
U     1C8102               BASIC SET                                    48                [*]           [*]
      1C8103               BASIC SET, 60                                48                [*]           [*]
U     1C8107               CONTINU-FLO(R) SET, 10                       48                [*]           [*]
U     1C8108               CONTINU-FLO(R) SET, 10                       48                [*]           [*]
      1C8109               BASIC SET, 10                                48                [*]           [*]
U     1C8110               SECONDARY MEDICATION SET                     48                [*]           [*]
U     1C8111               BASIC SET, 10                                48                [*]           [*]
U     1C8115               Y-BLOOD SET                                  48                [*]           [*]
      1C8117               Y-BLOOD SET                                  48                [*]           [*]
      1C8123               Y-EXTENSION SET                              48                [*]           [*]

U = Limited inventory available         Page 2 of 23                Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO              MEDICATION DELIVERY DIVISION
34251865                     PURCHASE AGREEMENT

      PRODUCT CODE                     DESCRIPTION                     P/F             EACH PRICE        CASE PRICE
--------------------------------------------------------------------------------------------------------------------
        1C8124               Y-EXTENSION SET                            48                [*]               [*]
        1C8127               BURETROL SOLN SET                          12                [*]               [*]
        1C8130               EXTENSION SET                              48                [*]               [*]
        1C8133               EXTENSION SET                              48                [*]               [*]
        1C8159               PHARM-AIDE(TM) FLUID DISPENSIN             12                [*]               [*]
        1C8160               BASIC SET                                  48                [*]               [*]
U       1C8187               MINIVOLUME EXT SET                         48                [*]               [*]
        1C8189               EXTENSION SET                              48                [*]               [*]
U       1C8196               HOMEPRO (R) PUMP SET                       48                [*]               [*]
U       1C8203               Y-TYPE BLOOD SET                           48                [*]               [*]
        1C8212               CONTINU-FLO (R) SOLUTION SET               48                [*]               [*]
        1C8242               SPECIAL DECANTING SET                      48                [*]               [*]
U       1C8255               2-LEAD FILTER LEG SET                      48                [*]               [*]
        1C8259               NEEDLE*LOCK(TM) DEVICE                     48                [*]               [*]
        1C8267               EXTENSION SET                              48                [*]               [*]
U       1C8319               TRANSFER SET-CAREMARK                     288                [*]               [*]
        1C8333               BLOOD BAG SPIKE                            48                [*]               [*]
U       1C8355               VENTED BASIC SOLN SET                      48                [*]               [*]
        1C8363               EXTENSION SET                              48                [*]               [*]
U       1C8393               VOLUMETRIC PUMP SET                        12                [*]               [*]
        1C8400               MINIVOLUME EXTENSION SET                   48                [*]               [*]
        1C8401               MINIVOLUME Y-EXTENSION SET                 48                [*]               [*]
        1C8419               BASIC SOLUTION SET                         48                [*]               [*]
U       1C8452               SECONDARY MEDICATION SET, INTE             48                [*]               [*]
        1C8454               MINIVOLUME EXTENSION SET                   48                [*]               [*]
        1C8455               MINIVOLUME EXTENSION SET                   48                [*]               [*]
        1C8457               BIFURCATED BASIC SOLUTION SET              48                [*]               [*]
U       1C8491               CONTINU-FLO (R) SET-CAREMARK               48                [*]               [*]
U       1C8492               CONTINU-FLO (R) SET-CAREMARK               48                [*]               [*]
        1C8526               SOLUTION SET                               48                [*]               [*]
U       1C8545               STRAIGHT TYPE BLOOD SETS                   48                [*]               [*]
U       1C8597               STRAIGHT TYPE BLOOD SET                    12                [*]               [*]
        1C8600               BURETROL SOLUTION SET                      12                [*]               [*]
U       1C8604               CONTINU-FLO SOLUTION SET                   48                [*]               [*]
U       1C8605               CONTINU-FLO SOLUTION SET                   48                [*]               [*]
U       1C8608               qOLUMETRIC PUMP SOLUTION SET               12                [*]               [*]
U       1C8610               EXTENSION SET, VOL. 1.5 ML                 48                [*]               [*]
U       1C8611               CATHETER EXTENSION SET                     48                [*]               [*]
        1C8614               SOLUTION SET                               48                [*]               [*]
U       1C8617               SOLUTION SET                               48                [*]               [*]
        1C8624               BLOOD COLLECTION SET                       48                [*]               [*]
        1C8687               BLOOD BAG SPIKE ADAPTER                    48                [*]               [*]
        1D4192               15% POTASSIUM CHLORIDE INJ. 25             12                [*]               [*]
        1M8450               24" MICRO VOLUME INFUSION SET              30                [*]               [*]

U = Limited inventory available         Page 3 of 23                Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
            1M8451         42" MICRO VOLUME INFUSION SET         30          [*]            [*]
            1M8463         42" SUB-Q-SET                         30          [*]            [*]
            1M8472         24" SUB-Q-SET                         30          [*]            [*]
U           1M8505         VASCULAR IMPLANT ACCESS NDL SE        10          [*]            [*]
U           1M8507         VASCULAR IMPLANT ACCESS NDL SE        10          [*]            [*]
U           1M8508         VASCULAR IMPLANT ACCESS NDL SET       10          [*]            [*]
U           1M8512         VASCULAR IMPLANT ACCESS NDL SE        10          [*]            [*]
U           1M8513         VASCULAR IMPLANT ACCESS NDL SE        10          [*]            [*]
U           1M8514         VASCULAR IMPLANT ACCESS NDL SE        10          [*]            [*]
U           1T0206         BLOOD WARMER STANDARD FLOW DIS        10          [*]            [*]
U           1T0207         BLOOD WARMER HIGH FLOW DISPOSA        10          [*]            [*]
            2A0138         23.4% (4 MEQ/ML) SODIUM CHLORI        12          [*]            [*]
            2A0139         16.4% SODIUM ACETATE INJECTION        12          [*]            [*]
U           2A0604         5% DEX, 5% ALCOHOL INJ                 6          [*]            [*]
            2A6173         8% HEPATASOL (AMINO ACID) INJE        12          [*]            [*]
            2A6222         RENAMIN (R) (AMINO ACID) INJEC        12          [*]            [*]
            2A6223         RENAMIN (R) (AMINO ACID) INJEC        12          [*]            [*]
U           2A6283         AMINESS 5.2% ESSINTIAL AMINO A        10          [*]            [*]
U           2A6323         478-27 NOVAMINE 11.4% AMINO AC        10          [*]            [*]
U           2A6324         478-30 NOVAMINE 11.4% AMINO AC         6          [*]            [*]
            2A6333         480-27 NOVAMINE 15% AMINO ACID        10          [*]            [*]
U           2A6483         5.5% TRAVASOL (AMINO ACID) INJ        12          [*]            [*]
            2A6484         5.5% TRAVASOL (AMINO ACID) INJ         6          [*]            [*]
U           2A6486         5.5% TRAVASOL(AMINO ACID) INJ.         6          [*]            [*]
U           2A6604         5.5% TRAVASOL R (AMINO ACID) I         6          [*]            [*]
U           2A6616         8.5% TRAVASOL (AMINO ACID) INJ         6          [*]            [*]
U           2A6736         CERNEVIT IV MULTIVITAMIN PREPA       100          [*]            [*]
U           2A9005         MULTI 12 - MULTIPLE VITAMIN FO       100          [*]            [*]
            2A9008         INFUVITE PEDIATRIC MULTIPLE VI       100          [*]            [*]
            2A9018         INFINITE ADULT MULTIPLE VITAMI       100          [*]            [*]
            2B0009         10% PREMASOL SULFITE-FREE             12          [*]            [*]
            2B0010         10% PREMASOL SULFITE-FREE              6          [*]            [*]
            2B0011         6% PREMASOL SULFITE-FREE              24          [*]            [*]
            2B0040         5% DEX INJ, USP, 50ML IN MINI-        80          [*]            [*]
            2B0041         5% DEX INJ, USP, 100 ML IN MIN        80          [*]            [*]
            2B0042         0.9% SOD CHL INJ, USP, 50ML IN        80          [*]            [*]
            2B0043         0.9% NACL INJ USP, 100ML IN Ml        80          [*]            [*]
            2B0061         5% DEX INJ USP 150ML                  36          [*]            [*]
            2B0062Q        5% DEXTROSE INJ USP 250 ML            36          [*]            [*]
            2B0063Q        5% DEXTROSE INJ USP 500 ML            24          [*]            [*]
            2B0064         5% DEXTROSE INJ USP 1000ML            12          [*]            [*]
            2B0080         5% DEXTROSE INJ USP (5% DEXTRO        48          [*]            [*]
            2B0081         5% DEXTROSE INJ USP 50 ML             96          [*]            [*]
            2B0082         5% DEXTROSE INJ USP 100 ML            96          [*]            [*]

U = Limited inventory available           Page 4 of 23              Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
            2B0086         5% DEXTROSE INJ USP 50 ML             96          [*]            [*]
            2B0087         5% DEXTROSE INJ USP 100 ML            96          [*]            [*]
            2B0088         5% DEXTROSE INJ USP 50 ML             96          [*]            [*]
            2B0089         5% DEXTROSE INJ USP 100 ML MIN        96          [*]            [*]
            2B0104         60% DEXTROSE INJ. USP -500ML I        12          [*]            [*]
            2B0114         70% DEX INJ (500 ML IN 1000 ML        12          [*]            [*]
            2B0124P        20% DEXTROSE INJECTION USP - 5        16          [*]            [*]
            2B0126P        20% DEXTROSE INJECTION USP - 1        10          [*]            [*]
            2B0134P        30% DEXTROSE INJECTION USP - 5        16          [*]            [*]
            2B0136P        30% DEXTROSE INJECTION USP - 1        10          [*]            [*]
            2B0154P        40% DEXTROSE INJECTION USP -          16          [*]            [*]
            2B0156P        40% DEXTROSE INJECTION USP- 10        10          [*]            [*]
            2B0162Q        10% DEXTROSE INJ USP 250 ML           36          [*]            [*]
            2B0163Q        10% DEXTROSE INJ USP 500ML            24          [*]            [*]
            2B0164         10% DEXTROSE INJ USP 1000ML           12          [*]            [*]
            2B0174P        10% DEXTROSE INJECTION USP - 5        16          [*]            [*]
            2B0176P        10% DEXTROSE INJECTION USP - 1        10          [*]            [*]
U           2B0256         50% DEX INJ (2000 ML) USP              6          [*]            [*]
            2B0256H        50% DEXTROSE INJECTION (2000ML         6          [*]            [*]
            2B0264P        50% DEXTROSE INJECTION USP - 5        16          [*]            [*]
            2B0266P        50% DEXTROSE INJECTION USP - 1        10          [*]            [*]
U           2B0296         70% DEX INJ (2000 ML) USP              6          [*]            [*]
            2B0296H        70% DEXTROSE INJECTION (2000ML         6          [*]            [*]
            2B0304         STERILE WATER FOR INJ. USP 100        12          [*]            [*]
            2B0306         STER WATER FOR INJ. USP 2000           6          [*]            [*]
            2B0307         STERILE WATER FOR INJ. USP             4          [*]            [*]
            2B0791         DOBUTAMINE HYDROCHLORIDE IN 5%        18          [*]            [*]
            2B0792         DOBUTAMINE HYDROCHLORIDE IN 5%        18          [*]            [*]
            2B0793         DOBUTAMINE HYDROCHLORIDE IN 5%        18          [*]            [*]
            2B0795         DOBUTAMINE HYDROCHLORIDE IN 5%        12          [*]            [*]
            2B0796         DOBUTAMINE HYDROCHLORIDE IN 5%        12          [*]            [*]
            2B0807         HEPARIN SOD 20,000 UNITS IN 5%        18          [*]            [*]
            2B0822         POTASSIUM CHLORIDE INJ, 20 MEQ        24          [*]            [*]
            2B0823         POTASSIUM CHLORIDE INJ, 30 MEQ        24          [*]            [*]
            2B0824         POTASSIUM CHLORIDE INJ.40 MEQ         24          [*]            [*]
            2B0826         POTASSIUM CHLORIDE INJ, 10 MEQ        24          [*]            [*]
            2B0827         POTASSIUM CHLORIDE INJ,20 MEQ         24          [*]            [*]
            2B0832         200MG DOPAMINE HCL IN 5% DEX I        18          [*]            [*]
            2B0833         400 MG DOPAMINE HCL IN 5% DEX         12          [*]            [*]
            2B0842         400MG DOPAMINE HCL IN 5% DEX I        18          [*]            [*]
            2B0843         800 MG DOPAMINE HCL IN 5% DEX         12          [*]            [*]
            2B0846         800 MG DOPAMINE HCL IN 5% DEX         18          [*]            [*]
U           2B0850         ISOTONIC GENTAMICIN SULFATE IN        24          [*]            [*]
            2B0851         ISOTONIC GENTAMICIN SULFATE IN        24          [*]            [*]

U = Limited inventory available           Page 5 of 23              Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
            2B0852         ISOTONIC GENTAMICIN SULFATE IN        24          [*]            [*]
            2B0853         ISOTONIC GENTAMICIN SULFATE IN        24          [*]            [*]
            2B0861         ISOTONIC GENTAMICIN SULFATE IN        24          [*]            [*]
            2B0862         ISOTONIC GENTAMICIN SULFATE IN        24          [*]            [*]
            2B0863         ISOTONIC GENTAMICIN SULFATE IN        24          [*]            [*]
            2B0864         ISOTONIC GENTAMICIN SULFATE IN        24          [*]            [*]
            2B0872         THEOPHYLLINE 800 IN 5% DEX INJ        24          [*]            [*]
            2B0873         THEOPHYLLINE 800 MG IN 5% DEXT        18          [*]            [*]
            2B0874         THEOPHYLLINE 800 MG IN 5% DEXT        12          [*]            [*]
            2B0882         THEOPHYLLINE 400 MG IN 5% DEX         24          [*]            [*]
            2B0883         THEOPHYLLINE 400 MG IN 5% DEXT        18          [*]            [*]
            2B0887         THEOPHYLLINE 400 MG IN 5% DEXT        24          [*]            [*]
            2B0896         THEOPHYLLINE 200 MG IN 5% DEXT        24          [*]            [*]
            2B0897         THEOPHYLLINE 200 MG IN 5% DEXT        24          [*]            [*]
            2B0944         HEPARIN SODIUM 2000 UNITS & 0.        12          [*]            [*]
            2B0953         HEPARIN SODIUM 1000 UNITS & 0.        18          [*]            [*]
            2B0962         0.8% LIDOCAINE HCL & 5% DEX IN        24          [*]            [*]
            2B0972         0.4% LIDOCAINE HCL & 5% DEX IN        24          [*]            [*]
            2B1023Q        2.5% DEX AND 0.45% SOD CHL INJ        24          [*]            [*]
            2B1024         2.5% DEX AND 0.45% SOD CHL INJ        12          [*]            [*]
            2B1062Q        5% DEX AND 0.9% SOD CHL INJ, U        36          [*]            [*]
            2B1063Q        5% DEX AND 0.9% SOD CHL INJ, U        24          [*]            [*]
            2B1064         5% DEX AND 0.9% SOD CHL INJ, U        12          [*]            [*]
            2B1072Q        5% DEXTROSE AND 0.45% SOD. CHL        36          [*]            [*]
            2B1073Q        5% DEX AND 0.45% SOD CHL INJ,         24          [*]            [*]
            2B1074         5% DEX AND 0.45% SOD CHL INJ,         12          [*]            [*]
            2B1082Q        5% DEX AND 0.33% SOD CHL INJ,         36          [*]            [*]
            2B1083Q        5% DEX AND 0.33% SOD CHL INJ,         24          [*]            [*]
            2B1084         5% DEX AND 0.33% SOD CHL INJ,         12          [*]            [*]
            2B1092Q        5% DEX AND 0.2% SOD CHL INJ, U        36          [*]            [*]
            2B1093Q        5% DEX AND 0.2% SOD CHL INJ, U        24          [*]            [*]
            2B1094         5% DEX AND 0.2% SOD CHL INJ, U        12          [*]            [*]
            2B1124         10 MEQ POT CHL IN 5% DEX INJ-U        12          [*]            [*]
            2B1134         20 MEQ POT CHL IN 5% DEX INJ-U        12          [*]            [*]
U           2B1163Q        10% DEX AND 0.9% SOD CHL INJ,         24          [*]            [*]
            2B1164         10% DEX AND 0.9% SOD CHL INJ,         12          [*]            [*]
            2B1174         30 MEQ POT CHL IN 5% DEX INJ-U        12          [*]            [*]
U           2B1263Q        20 MEQ POT CHL IN 5% DEX INJ -        24          [*]            [*]
            2B1300         0.9% SOD CHL INJ IN 25 ML MINI        48          [*]            [*]
            2B1301         0.9% NACL INJ USP 50ML MINI-BA        96          [*]            [*]
            2B1302         0.9% NACL INJ USP, 100ML MINI-        96          [*]            [*]
            2B1306         0.9% NACL INJ USP 50 ML MINI-B        96          [*]            [*]
            2B1307         0.9% NACL INJ. USP 100 ML MINI        96          [*]            [*]
            2B1308         0.9% NACL INJ USP 50ML MINI-BA        96          [*]            [*]

U = Limited inventory available           Page 6 of 23              Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
            2B1309         0.9% SOD CHL 100ML MINI-BAG VI        96          [*]            [*]
            2B1313Q        0.45% SODIUM CHLORIDE INJ USP         24          [*]            [*]
            2B1314         0.45% SODIUM CHLORIDE INJECTIO        12          [*]            [*]
            2B1321         0.9% SOD CHL INJ, USP                 36          [*]            [*]
            2B1322Q        0.9% SOD CHL INJ, USP                 36          [*]            [*]
            2B1323Q        0.9% SOD CHL INJ, USP                 24          [*]            [*]
            2B1324         0.9% SOD CHL INJ, USP                 12          [*]            [*]
            2B1353Q        3% SODIUM CHLORIDE INJ, USP           24          [*]            [*]
            2B1355         0.45% SODIUM CHLORIDE INJ.            96          [*]            [*]
            2B1356         0.45% SODIUM CHLORIDE INJ,            24          [*]            [*]
            2B1357         20MEQ POTASSIUM CHLORIDE IN           12          [*]            [*]
            2B1373Q        5% SODIUM CHLORIDE, INJ USP           24          [*]            [*]
            2B1473Q        10MEQ POT CHL IN 5% DEX&0.33%         24          [*]            [*]
            2B1474         20MEQ POT CHL IN 5% DEX&0.33%         12          [*]            [*]
            2B1484         30 MEQ POT CHL IN 5% DEX & 0.3        12          [*]            [*]
            2B1494         40 MEQ POT CHL IN 5% DEX & 0.3        12          [*]            [*]
            2B1604         10MEQ POT CHL IN 5% DEX&0.2% S        12          [*]            [*]
            2B1613Q        10 MEQ POT CHL IN 5% DEX&0.2%         24          [*]            [*]
            2B1614         20 MEQ POT CHL IN 5% DEX & 0.2        12          [*]            [*]
            2B1624         30 MEQ POT CHL IN 5% DEX & 0.2        12          [*]            [*]
            2B1634         40 MEQ POT CHL IN 5% DEX & 0.2        12          [*]            [*]
            2B1644         10 MEQ POT CHL IN 5% DEX&0.45%        12          [*]            [*]
            2B1653Q        10 MEQ POT CHL IN 5% DEX 0.45%        24          [*]            [*]
            2B1654         20 MEQ POT CHL IN 5% DEX & 0.4        12          [*]            [*]
            2B1664         30MEQ POT CHL IN 5% DEX&0.45%         12          [*]            [*]
            2B1674         40 MEQ POT CHL IN 5% DEX&0.45%        12          [*]            [*]
            2B1764         20 MEQ POT CHL IN 0.9% SOD CHL        12          [*]            [*]
U           2B1803Q        SODIUM LACTATE INJ, USP M/6           24          [*]            [*]
            2B1804         SODIUM LACTATE INJ, USP M/6           12          [*]            [*]
            2B1984         40 MEQ POT CHL IN 0.9% SOD CHL        12          [*]            [*]
            2B2063Q        RINGER'S AND 5% DEXTROSE INJEC        24          [*]            [*]
            2B2064         RINGER'S AND 5% DEXTROSE INJEC        12          [*]            [*]
            2B2073Q        LACTATED RINGER'S AND 5% DEXTR        24          [*]            [*]
            2B2074         LACTATED RINGERS AND 5% DEXTRO        12          [*]            [*]
            2B2102Q        5% DEXTROSE & ELECTROLYTE #48         36          [*]            [*]
            2B2103Q        5% DEXTROSE AND ELECTROLYTE NO        24          [*]            [*]
            2B2104         5% DEXTROSE W/ELECTROLYTE #48         12          [*]            [*]
            2B2112Q        5% DEXTROSE AND ELECTROLYTE NO        36          [*]            [*]
            2B2113Q        5% DEXTROSE AND ELECTROLYTE NO        24          [*]            [*]
            2B2114         5% DEXTROSE AND ELECTROLYTE NO        12          [*]            [*]
            2B2224         20 MEQ POT CHL IN LACTATED RIN        12          [*]            [*]
            2B2303Q        RINGER'S INJECTION, USP               24          [*]            [*]
            2B2304         RINGER'S INJECTION, USP               12          [*]            [*]
            2B2322Q        LACTATED RINGER'S INJ, USP            36          [*]            [*]

U = Limited inventory available           Page 7 of 23              Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
            2B2323Q        LACTATED RINGER'S INJ, USP            24          [*]            [*]
            2B2324         LACTATED RINGER'S INJ, USP            12          [*]            [*]
            2B2434         20MEQ POT CHL IN 5% DEX&0.9% S        12          [*]            [*]
            2B2454         40 MEQ POT CHL IN 5% DEX&0.9%         12          [*]            [*]
            2B2504         PLASMA-LYTE R INJ (MULT.ELEC.I        12          [*]            [*]
            2B2524         PLASMA-LYTE 56 INJ (MULTIPLE E        12          [*]            [*]
            2B2533Q        PLASMA-LYTE 148 INJ (MULTI ELE        24          [*]            [*]
            2B2534         PLASMA-LYTE 148 INJ(MULT ELEC         12          [*]            [*]
            2B2543Q        PLASMA-LYTE A INJECTION PH 7.4        24          [*]            [*]
            2B2544         PLASMA-LYTE A INJECTION PH 7.4        12          [*]            [*]
U           2B2563Q        PLASMA-LYTE M AND 5% DEXTROSE         24          [*]            [*]
            2B2564         PLASMA-LYTE M AND 5% DEXTROSE         12          [*]            [*]
            2B2573Q        PLASMA-LYTE 56 AND 5% DEXTROSE        24          [*]            [*]
            2B2574         PLASMA-LYTE 56 AND 5% DEXTROSE        12          [*]            [*]
            2B2583Q        PLASMA-LYTE 148 AND 5% DEXTROS        24          [*]            [*]
            2B2584         PLASMA-LYTE 148 AND 5% DEXTROS        12          [*]            [*]
            2B3421         METRONIDAZOLE INJ,500MG/100ML         24          [*]            [*]
U           2B3520         CEFOBID-CEFOPERAZONE SOD INJ-1        24          [*]            [*]
U           2B3521         CEFOBID-CEFOPERAZONE SOD INJ-2        24          [*]            [*]
            2B5013Q        6% GENTRAN 70 (DEXTRAN 70) &0.        24          [*]            [*]
            2B5043Q        10% GENTRAN 40 & 0.9% SODIUM C        24          [*]            [*]
            2B5053Q        10% GENTRAN 40 & 5% DEXTROSE I        24          [*]            [*]
            2B6153         4% BRANCHAMIN (BRANCHED CHAIN         18          [*]            [*]
            2B6186         20% PROSOL - SULFITE-FREE (AMI         6          [*]            [*]
            2B6189         15% CLINISOL SULFITE-FREE (AMI         6          [*]            [*]
U           2B6336         NOVAMINE 15%-SULFITE-FREE (AMI         4          [*]            [*]
U           2B6336P        NOVAMINE 15%-SULFITE-FREE (AMI         6          [*]            [*]
            2B6433P        8.5% TRAVASOL (AMINO ACID) INJ        24          [*]            [*]
            2B6434         8.5% TRAVASOL (AMINO ACID) INJ        12          [*]            [*]
U           2B6436         8.5% TRAVASOL (AMINO ACID) INJ         4          [*]            [*]
            2B6436P        8.5% TRAVASOL (AMINO ACID) INJ         6          [*]            [*]
U           2B6483         5.5% TRAVASOL (AMINO ACID) INJ        12          [*]            [*]
            2B6483P        5.5% TRAVASOL (AMINO ACID) INJ        24          [*]            [*]
            2B6484         5.5% TRAVASOL (AMINO ACID) INJ        12          [*]            [*]
U           2B6486         5.5% TRAVASOL (AMINO ACID) INJ         4          [*]            [*]
            2B6486P        5.5% TRAVASOL (AMINO ACID) INJ         6          [*]            [*]
U           2B6553         3.5% TRAVASOL (AMINO ACID) INJ        12          [*]            [*]
            2B6553P        3.5% TRAVASOL (AMINO ACID) INJ        24          [*]            [*]
            2B6554         3.5% TRAVASOL (AMINO ACID) INJ        12          [*]            [*]
            2B6603         5.5% TRAVASOL (AMINO ACID) INJ        24          [*]            [*]
U           2B6603P        5.5% TRAVASOL (AMINO ACID) INJ        12          [*]            [*]
            2B6613         8.5% TRAVASOL R (AMINO ACID) I        24          [*]            [*]
U           2B6613P        8.5% TRAVASOL R (AMINO ACID) I        12          [*]            [*]
            2B6614         8.5% TRAVASOL (AMINO ACID) INJ        12          [*]            [*]

U = Limited inventory available           Page 8 of 23              Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
U           2B6720         8.5% TRAVASOL - 50% DEX PAREN          3          [*]            [*]
U           2B6721         8.5% TRAVASOL W/ELEC - 50% DEX         3          [*]            [*]
            2B6746         5.5% TRAVASOL 500ML/20% DEX. US        6          [*]            [*]
U           2B6748         5.5% TRAVASOL 500ML/10% DEX. US        6          [*]            [*]
            2B6758         8.5% TRAVASOL 500ML/10% DEX. US        6          [*]            [*]
            2B7114         STERILE WATER FOR IRRIG, USP 10       12          [*]            [*]
            2B7116         STER WATER FOR IRRIG USP, 2000         6          [*]            [*]
            2B7117         STERILE WATER FOR IRRIG. USP.          4          [*]            [*]
            2B7119         STERILE WATER FOR IRRIG. U.S.P.        2          [*]            [*]
            2B7124         0.9% SOD CHL IRRIG, USP 1000 M        12          [*]            [*]
            2B7126         0.9% NACL IRRIG USP 2000 ML UR         6          [*]            [*]
            2B7127         0.9% SOD.CHL.IRRIG. USP 3000ML         4          [*]            [*]
            2B7176         0.45% NACL IRRIG USP 2000 ML U         6          [*]            [*]
            2B7207         0.9% SOD CHL PROCESSING SOL, 3         4          [*]            [*]
            2B7231         0.9% SOD CHL IRRIGATION, USP I         6          [*]            [*]
            2B7233         LACTATED RINGER'S IRR IN BAXTE         6          [*]            [*]
            2B7317         1.5% GLYCINE FOR IRRIG USP, 30         4          [*]            [*]
            2B7319         1.5% GLYCINE 5000 ML UROMATIC          2          [*]            [*]
            2B7357         3% SORBITOL IN WATER, 3000 ML          4          [*]            [*]
            2B7359         3% SORBITOL 5000 ML UROMATIC C         2          [*]            [*]
            2B7474         0.9% SOD CHL IRRIG, USP, 1000         12          [*]            [*]
            2B7477         0.9% SOD CHL IRRIG, USP, 3000          4          [*]            [*]
            2B7479         0.9% SOD GHL IRRIG, USP, 5000          2          [*]            [*]
            2B7487         LACTATED RINGERS IRRIG, 3000 M         4          [*]            [*]
            2B7489         LACTATED RINGERS IRRIG, 5000 M         2          [*]            [*]
            2B7634         TIS-U-SOL (PENTALYTE IRRIGATIO        12          [*]            [*]
            2B7701         CLINIMIX 2.75/5 (2.75% AA IN 5         4          [*]            [*]
            2B7704         CLINIMIX 4.25/5 (4.25% AA IN 5         4          [*]            [*]
            2B7705         CLINIMIX 4.25/10 (4.25% AA IN          4          [*]            [*]
            2B7706         CLINIMIX 4.25/20 (4.25% AA IN          4          [*]            [*]
            2B7707         CLINIMIX 4.25/25 (4.25% AA IN          4          [*]            [*]
            2B7709         CLINIMIX 5/15 (5% AA IN 15% DE         4          [*]            [*]
            2B7710         CLINIMIX 5/20 (5% AA IN 20% DE         4          [*]            [*]
            2B7711         CLINIMIX 5/25 (5% AA IN 25% DE         4          [*]            [*]
            2B7713         CLINIMIX E 2.75/5(2.75% AA W/L         4          [*]            [*]
            2B7714         CLINIMIX E 2.75/10 (2.75% AA W         4          [*]            [*]
            2B7716         CLINIMIX E 4.25/5(4.25% AA W/L         4          [*]            [*]
            2B7717         CLINIMIX E 4.25/10 (4.25% AA W         4          [*]            [*]
            2B7719         CLINIMIX E 4.25/25(4.25% AA W/         4          [*]            [*]
            2B7721         CLINIMIX E 5/15 (5% AA W/LYTES         4          [*]            [*]
            2B7722         CLINIMIX E 5/20 (5% AA W/LYTES         4          [*]            [*]
            2B7723         CLINIMIX E 5/25 (5% AA W/LYTES         4          [*]            [*]
            2B7725         CLINIMIX 2.75/5 SULFITE-FREE           6          [*]            [*]
            2B7726         CLINIMIX 4.25/5 SULFITE-FREE           6          [*]            [*]

U = Limited inventory available           Page 9 of 23              Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
            2B7727         CLINIMIX 4.25/10 SULFITE-FREE          6          [*]            [*]
            2B7728         CLINIMIX 4.25/20 SULFITE-FREE          6          [*]            [*]
            2B7729         CLINIMIX 4.25/25 SULFITE-FREE          6          [*]            [*]
            2B7730         CLINIMIX 5/15 SULFITE-FREE             6          [*]            [*]
            2B7731         CLINIMIX 5/20 SULFITE-FREE             6          [*]            [*]
            2B7732         CLINIMIX 5/25 SULFITE-FREE             6          [*]            [*]
            2B7735         CLINIMIX E 2.75/5 SULFITE-FREE         6          [*]            [*]
            2B7736         CLINIMIX E 2.75/10 SULFITE-FRE         6          [*]            [*]
            2B7737         CLINIMIX 4.25/5 SULFITE-FREE           6          [*]            [*]
            2B7738         CLINIMIX E 4.25/10 SULFITE-FRE         6          [*]            [*]
            2B7739         CLINIMIXE 4.25/25 SULFITE-FREE         6          [*]            [*]
            2B7740         CLINIMIX E 5/15 SULFITE-FREE           6          [*]            [*]
            2B7741         CLINIMIX E 5/20 SULFITE-FREE           6          [*]            [*]
            2B7742         CLINIMIX E 5/25 SULFITE-FREE           6          [*]            [*]
            2B7744         CLINIMIX E 5/35 SULFITE-FREE           6          [*]            [*]
            2B8004         EMPTY VIAFLEX BAG W/ATTACHED Y        48          [*]            [*]
            2B8007         3L, EMPTY VIAFLEX W/ATTACHED Y        24          [*]            [*]
            2B8011         INTRAVIA EMPTY CONTAINER (150         48          [*]            [*]
U           2B8011E        VIAFLEX EMPTY CONTAINER (150ML        48          [*]            [*]
            2B8012         INTRAVIA EMPTY CONTAINER (250         48          [*]            [*]
U           2B8012E        VIAFLEX EMPTY CONTAINER (250 M        48          [*]            [*]
            2B8013         INTRAVIA EMPTY CONTAINER (500         48          [*]            [*]
            2B8013E        VIAFLEX EMPTY CONTAINER (500 M        48          [*]            [*]
            2B8014         EMPTY INTRAVIA CONTAINER (1000        48          [*]            [*]
            2B8019         INTRAVIA EMPTY CONT (50 ML) (G        48          [*]            [*]
U           2B8019E        VIAFLEX EMPTY CONTAINER (50 ML        48          [*]            [*]
            2B8031         VIAFLEX SHELF PACK                    50          [*]            [*]
            2B8032         VIAFLEX SHELF PACK, EXPANDABLE        50          [*]            [*]
U           2B8033         FREEZER TRAY                          24          [*]            [*]
            2B8043         HAND SEALER TOOL                       1          [*]            [*]
            2B8044         LARGE HAND SEALER CLIPS             1000          [*]            [*]
            2B8045         SMALL HAND SEALER CLIPS             1000          [*]            [*]
            2B8064         RECONSTITUTION DEVICE W/BLISTE       400          [*]            [*]
            2B8066         VIAFLEX ADDITIVE CAP, BULK PAC       900          [*]            [*]
U           2B8070         RECONSTITUTION DEVICE                200          [*]            [*]
            2B8071         VIAL-MATE RECONSTITUTION DEVIC       200          [*]            [*]
            2B8082         VIAFLEX EMPTY CONTAINER (250 M        48          [*]            [*]
            2B8083         VIAFLEX EMPTY CONTAINER (500 M        48          [*]            [*]
            2B8084         VIAFLEX EMPTY CONTAINER (1000)        48          [*]            [*]
            2B8086         VIAFLEX EMPTY CONTAINER (2000         24          [*]            [*]
            2B8087         VIAFLEX EMPTY CONTAINER (3000)        24          [*]            [*]
U           2B8102         ALL-IN-ONE EMPTY CONT. W/CONN         48          [*]            [*]
            2B8112         ALL-IN-ONE EMPTY CONT. W/CONN         48          [*]            [*]
            2B8114         ALL-IN-ONE EMPTY CONT. (1000ML        20          [*]            [*]

U = Limited inventory available           Page 10 of 23             Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
U           2B8114N        ALL-IN-ONE EMPTY CONT. (1000ML        20          [*]            [*]
U           2B8117         ALL-IN-ONE EMPTY CONTAINER (15        24          [*]            [*]
            2B8122         ALL-IN-ONE EMPTY CONTAINER WIT        24          [*]            [*]
U           2B8122N        EMPTY ALL-IN-ONE CONTAINER W/         24          [*]            [*]
U           2B8122T        ALL-IN-ONE EMPTY CONTAINER WIT        24          [*]            [*]
            2B8124         ALL-IN-ONE EMPTY CONT. (2000ML        15          [*]            [*]
U           2B8124N        ALL-IN-ONE EMPTY CONT. (2000ML        15          [*]            [*]
            2B8132         ALL-IN-ONE EMPTY CONTAINER W/C        24          [*]            [*]
            2B8132N        EMPTY ALL-IN-ONE CONTAINER W/         24          [*]            [*]
U           2B8132T        ALL-IN-ONE EMPTY CONTAINER W/C        24          [*]            [*]
            2B8134         ALL-IN-ONE EMPTY CONT. (3000ML        15          [*]            [*]
U           2B8134N        ALL-IN-ONE EMPTY CONT. (3000ML        15          [*]            [*]
            2B8142         ALL-IN-ONE EMPTY CONTAINER W/C        24          [*]            [*]
U           2B8142N        ALL-IN-ONE EMPTY CONTAINER W/C        15          [*]            [*]
            2B8144         ALL-IN-ONE EMPTY CONT. (4000ML        15          [*]            [*]
U           2B8144N        ALL-IN-ONE EMPTY CONT. (4000 M        15          [*]            [*]
            2B8147         ALL-IN-ONE 2 CHAMBER CONT.(3          28          [*]            [*]
            2B8148         ALL-IN-ONE 2 CHAMBER CONTAINER        28          [*]            [*]
            2B8149         ALL-IN-ONE 2 CHAMBER CONTAINER        28          [*]            [*]
            2B8152         ALL-IN-ONE EMPTY CONT. W/CONN         48          [*]            [*]
            2B8172         250ML EMPTY ALL IN ONE AUTOMIX        48          [*]            [*]
            2B8954         VIAFLEX CONTAINER 1000 ML            112          [*]            [*]
            2B8956         VIAFLEX CONTAINER 2000 ML             98          [*]            [*]
            2B8957         VIAFLEX CONTAINER 3000 ML             98          [*]            [*]
            2C0410         ADD-A-CAP CLOSURE FOR 28 MM I.       400          [*]            [*]
U           2C0411         IV ADDITIVE CAP, BULK PACKED,       1000          [*]            [*]
            2C0415         SOLUTION TRANSFER SET WITH NEE        48          [*]            [*]
U           2C0435         SOLUTION TRANSFER SET W/15 GA         48          [*]            [*]
            2C0443         AUTOMIX COMPOUNDER TRANSFER SE        24          [*]            [*]
U           2C0443S        AUTOMIX COMPOUNDER TRANSFER SE        24          [*]            [*]
            2C0445         AUTOMIX COMPOUNDER ADAPTER           100          [*]            [*]
            2C0463         SOLUTION TRANSFER SET LARGE BO        48          [*]            [*]
            2C0471         VENTED SPIKE ADAPTER                  48          [*]            [*]
            2C0477         AUTOMIX 3+3 COMPOUNDER TRANSFE        12          [*]            [*]
U           2C0477S        AUTOMIX 3+3 COMPOUNDER TRANSFE        12          [*]            [*]
U           2C0478         MICROMIX COMPOUNDER VENTED SPI        48          [*]            [*]
            2C0479         MICROMIX COMPOUNDER WEIGHING C        12          [*]            [*]
            2C0480         TRANSFER SET FOR MICROMIX COMP        12          [*]            [*]
U           2C0480B        MICROMIX TRANSFER SET                 12          [*]            [*]
U           2C0480S        TRANSFER SET FOR MICROMIX COMP        12          [*]            [*]
            2C0487         AUTOMIX VENTED SPIKE ADAPTER          48          [*]            [*]
            2C0488         AUTOMIX COMPOUNDER Y-ADAPTER S        48          [*]            [*]
U           2C1031         VOLUMETRIC PUMP SOLN SET, TWO         24          [*]            [*]
U           2C1031N        VOLUMETRIC PUMP SOLUTION SET 2        24          [*]            [*]

U = Limited inventory available           Page 11 of 23             Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
U           2C1032         VENTED VOLUMETRIC PUMP SOLN SE        24          [*]            [*]
U           2C1033         VOLUMETRIC PUMP ADMIN SET W/FL        24          [*]            [*]
U           2C1034         VOLUMETRIC PUMP ADMIN SET W/IA        24          [*]            [*]
U           2C1035         BURETROL BURETTE VOL PUMP ADM.        12          [*]            [*]
U           2C1036         BURETROL VOL PUMP ADM. SET W/I        12          [*]            [*]
U           2C1041         Y-TYPE VOL PUMP BLD SOLN 80 MI        12          [*]            [*]
U           2C1042         VENTED VOLUMETRIC PUMP NITRO S        24          [*]            [*]
U           2C1045         BURETROL VOLUMETRIC PUMP SOLN         12          [*]            [*]
U           2C1047         FG8000 SERIES PUMP, BASIC INFU        48          [*]            [*]
U           2C1053         SECONDARY MED ST, NEEDLE*LOCK W       48          [*]            [*]
            2C1054         VENTED SECONDARY MED ST, NEEDLE       48          [*]            [*]
U           2C1058         SEC MED SET 18 G NEEDLE W/HANG        48          [*]            [*]
U           2C1059         VENTED SEC MEDICATION SET 18G         48          [*]            [*]
U           2C1064         FINAL ASSEMBLY, INTERMATE XLV.        12          [*]            [*]
            2C1064K        CE INTERMATE XLV 250, 12 PACK         12          [*]            [*]
U           2C1071K        CD SINGLE DAY INFUSO, 2ML/HR,          6          [*]            [*]
            2C1071KJ       INFUSORS                               6          [*]            [*]
U           2C1073K        HALF DAY INFUSOR, 5ML/HR, PACK         6          [*]            [*]
            2C1073KJ       INFUSOR 5ML/HR                         6          [*]            [*]
U           2C1075K        TWO DAY INFUSOR                        6          [*]            [*]
            2C1075KJ       TWO DAY INFUSOR                        6          [*]            [*]
            2C1079K        CE INFUSOR PATIENT CONTROL MOD        12          [*]            [*]
            2C1079Q        INFUSOR PATIENT CONTROL MODULE        12          [*]            [*]
U           2C1080K        MULTIDAY INFUSOM, 0.5 ML/HR, P         6          [*]            [*]
            2C1080KJ       MULTIDAY INFUSOR 0.5 ML/HR, P          6          [*]            [*]
U           2C1082K        SEVENDAY INFUSOR, 0.5 ML/HR, P         4          [*]            [*]
            2C1082KJ       CE SEVEN DAY INFUSOR 0.5 ML/HR         4          [*]            [*]
U           2C1087         FINAL ASSY., INFUSOR LV 1.5, 6         6          [*]            [*]
            2C1087K        CE INFUSOR, LV 1.5, 6 PACK             6          [*]            [*]
U           2C1089         INFUSOR CLOTH WEAR ACCESSORIES        48          [*]            [*]
            2C1100         BELT BAG                               6          [*]            [*]
            2C1103         1.2 MICRON EXTENSION SET              50          [*]            [*]
            2C1105         MAXIDRIP VENTED FAT EMULSION A        48          [*]            [*]
            2C1106         MINIDRIP VENTED FAT EMULSION A        48          [*]            [*]
U           2C1187         LARGE BORE EXTENSION SET FOR M        24          [*]            [*]
            2C1730K        CE INTERMATE SV 50, 48 PACK, 5        48          [*]            [*]
            2C1732K        CE INTERMATE SV 100, 48 PACK,         48          [*]            [*]
            2C1734K        CE INTERMATE SV 200, 48 PACK,         48          [*]            [*]
            2C1740K        CE INTERMATE LV 50, 24 PACK, 5        24          [*]            [*]
            2C1742K        CE INTERMATE LV 100, 24 PACK,         24          [*]            [*]
            2C1744K        CE INTERMATE LV 250, 24 PACK,         24          [*]            [*]
            2C2164         MASS INFUSION SET/W LUER LOCK         12          [*]            [*]
            2C4003         CONTINUANCE BLADDER IRRIG SET         48          [*]            [*]
            2C4004         CATHETER ADAPTER, 3-WAY               48          [*]            [*]

U = Limited inventory available           Page 12 of 23             Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
            2C4005         Y-TYPE TUR IRRIGATION SET             12         [*]             [*]
            2C4006         UROMATIC TUR SERIES SET               12         [*]             [*]
            2C4010         IRRIGATION CAP ASSEMBLY               60         [*]             [*]
            2C4013         4 LEAD TUR IRRIGATION SET             12         [*]             [*]
            2C4014         DECANTING SET                         48         [*]             [*]
            2C4020         IRRIGATION CAP W/SYRINGE TIP         120         [*]             [*]
            2C4023         CYSTOSCOPY SET                        48         [*]             [*]
            2C4030         2 LEAD ARTHROSCOPIC IRRIGATION        12         [*]             [*]
            2C4031         4 LEAD ARTHROSCOPIC IRRIGATION        12         [*]             [*]
            2C4032         SINGLE LEAD DIAGNOSTIC ARTHROS        12         [*]             [*]
            2C4040         CYSTO/BLADDER IRRIGATION SET          48         [*]             [*]
            2C4041         Y-TYPE TUR-BLADDER IRRIGATION         12         [*]             [*]
            2C4110         Y-TYPE DIANEAL ADMIN SET W/PER        12         [*]             [*]
U           2C4112         OBS 5/98 DIANEAL PERITONEAL DI        12         [*]             [*]
U           2C5401         SOLUTION SET FLASHBALL DEVICE         48         [*]             [*]
U           2C5402         BASIC SOLUTION SET FLASHBALL D        48         [*]             [*]
U           2C5403         BASIC SOLN SET INJ SITE FLASHB        48         [*]             [*]
U           2C5404         BASIC SOLN SET INJ SITE FLASHB        48         [*]             [*]
U           2C5405         BASIC SOLN SET INJ SITE FLASHB        48         [*]             [*]
            2C5407         Y-TYPE BASIC SOLN SET FLASHBAL        48         [*]             [*]
            2C5409         HYPODERMOCLYSIS SET 2 FLSB DEV        48         [*]             [*]
            2C5411         NONVENTED BASIC SOLN SET 10DPM        48         [*]             [*]
            2C5412         NONVENTED BASIC SOLN SET 60DPM        48         [*]             [*]
U           2C5413         VENTED BASIC SOLN SET 10DPM, ND       48         [*]             [*]
            2C5417         BASIC SOLN SET INJ SITE 10 DPM        48         [*]             [*]
            2C5418         BASIC SOLN SET INJ SITE 60 DPM        48         [*]             [*]
            2C5419         VENTED BASIC SOLUTION SET INJ         48         [*]             [*]
            2C5423         BASIC SOLUTION SET 2 INJ SITES        48         [*]             [*]
            2C5424         BASIC SOLN SET 2 INJ SITES 60         48         [*]             [*]
            2C5427         BASIC SOLN SET 2 INJ SITES 10         48         [*]             [*]
            2C5430         VENTED BASIC SOLN INJ SITE 60         48         [*]             [*]
            2C5431         BASIC SOLN SET INJ SITE L/L AD        48         [*]             [*]
            2C5433         VENTED BASIC SOLN SET INJ SITE        48         [*]             [*]
            2C5435         VENTED BASIC SOLN SET INJ SITE        48         [*]             [*]
            2C5439         BASIC SOLN SET 2 INJ SITES LUE        48         [*]             [*]
            2C5441         BASIC SOLUTION SET 3 INJ SITES        48         [*]             [*]
U           2C5442         BASIC SOLN SET 3 INJ SITES LUE        48         [*]             [*]
            2C5443         VENTED BASIC SOLN SET 2 INJ SI        48         [*]             [*]
            2C5444         VENTED BASIC SOLN SET 2 INJ SI        48         [*]             [*]
U           2C5451         BASIC SOLN SET 0.22 MICRON FIL        48         [*]             [*]
U           2C5453         BASIC SOLN SET 0.22 MICRON FIL        48         [*]             [*]
U           2C5455         BASIC SOLN SET 5 MICRON FILTER        48         [*]             [*]
U           2C5456         BASIC SOLN SET 5 MICRON FILTER        48         [*]             [*]
U           2C5463         VENTED BASIC SOLN SET 0.22 MIC        48         [*]             [*]

U = Limited inventory available           Page 13 of 23             Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                    PURCHASE AGREEMENT

         PRODUCT CODE               DESCRIPTION                 P/F      EACH PRICE      CASE PRICE
---------------------------------------------------------------------------------------------------
U           2C5464         VENTED BASIC SOLN SET 0.22 MIC        48         [*]             [*]
U           2C5469         SOLN SET W/MICROBORE TBG 2 INJ        48         [*]             [*]
U           2C5471         BASIC SOLN SET 0.22 MICRON FIL        48         [*]             [*]
U           2C5472         BASIC SOLN SET 0.22 MICRON FIL        48         [*]             [*]
            2C5487         BASIC SOLN SET 0.22 MICRON 72         48         [*]             [*]
            2C5488         BASIC SOLN SET 0.22 MICRON FLT        48         [*]             [*]
            2C5489         VENTED BASIC SOLN SET 0.22 MIC        48         [*]             [*]
            2C5493         BASIC SOLN SET 0.22 MICRON DOW        48         [*]             [*]
U           2C5501         CONTINU-FLO SOLN SET 2 INJ SIT        48         [*]             [*]
U           2C5512         CONTINU-FLO SOLN SET W/MICROBO        48         [*]             [*]
            2C5519         CONTINU-FLO SOLN SET 2 INJ SIT        48         [*]             [*]
            2C5521         CONTINU-FLO SOLUTION SET 3 INJ        48         [*]             [*]
            2G5522         VENTED CONTINU-FLO SOLN SET 2         48         [*]             [*]
            2C5523         VENTED CONTINUED-FLO SOLN SET 2       48         [*]             [*]
            2C5526         CONTINU-FLO SOL SET 3 INJ SITE        48         [*]             [*]
            2C5527         CONTINU-FLO SOLN SET 3 INJ SIT        48         [*]             [*]
            2C5531         CONTINU FLO SOLN SET 2 INJ SIT        48         [*]             [*]
            2C5535         CONTINU-FLO SET W/3 INJ SITES         48         [*]             [*]
            2C5541         VENTED CONTINU-FLO SOLN SET 3         48         [*]             [*]
U           2C5542         VENTED CONTINU FLO SOLN SET 3         48         [*]             [*]
            2C5543         VENTED CONTINU-FLO SOLN SET 2         48         [*]             [*]
            2C5545         CONTINU FLO SOLN SET 3 INJ SIT        48         [*]             [*]
            2C5546         CONTINU FLO SOLN SET 3 INJ SIT        48         [*]             [*]
U           2C5547         CONTINU-FLO SOLN SET 3 INJ SIT        48         [*]             [*]
            2C5548         CONTINU FLO SOL SET RESTRICTIV        48         [*]             [*]
U           2C5551         CONTINU-FLO SOLN SET 0.22 MICR        48         [*]             [*]
U           2C5552         CONTINU-FLO SOLN SET 0.22 MICR        48         [*]             [*]
U           2C5555         CONTINU FLO SOLN SET 5 MICRON         48         [*]             [*]
U           2C5556         CONTINU FLO SOLN SET 5 MICRON         48         [*]             [*]
U           2C5557         CONTINU-FLO SOLN SET                  48         [*]             [*]
U           2C5561         CONTINU FLO SOLN SET 0.22 MICR        48         [*]             [*]
U           2C5562         CONTINU FLO SOLN SET 0.22 MICR        48         [*]             [*]
U           2C5571         CONTINU-FLO SOLN SET 0.22 MICR        48         [*]             [*]
U           2C5572         CONTINU-FLO SOLN SET 0.22 MICR        48         [*]             [*]
U           2C5585         Y-TYPE CONTINU FLO SOLN SET 0.        48         [*]             [*]
            2C5587         CONTINU-FLO SOLN SET 0.22 MICR        48         [*]             [*]
            2C5588         CONTINU-FLO SOLN SET 0.22 MICR        48         [*]             [*]
            2C5589         VENTED CONTINU-FLO SOLN SET 0.        48         [*]             [*]
U           2C5590         VENTED CONTINU FLO SOLN SET 0.        48         [*]             [*]
            2C5593         CONTINU-FLO SOLN SET 0.22 MICR        48         [*]             [*]
U           2C5594         CONTINU-FLO SOLN SET 0.22 MICR        48         [*]             [*]
U           2C5595         VENTED CONT-FLO SOLN SET 0.22         48         [*]             [*]
            2C5600         3-WAY STOPCOCK W/ROTATING MALE        48         [*]             [*]
            2C5601         4-WAY STOPCOCK W/ROTATING MALE        48         [*]             [*]

U = Limited inventory available           Page 14 of 23             Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO              MEDICATION DELIVERY  DIVISION
34251865                     PURCHASE AGREEMENT

      PRODUCT CODE                 DESCRIPTION                               P/F           EACH PRICE     CASE PRICE
      --------------------------------------------------------------------------------------------------------------
        2C5602            3-WAY STOPCOCK WITH EXT TBG LU                      48               [*]            [*]
        2C5603            3-WAY STOPCOCK WITH EXT TBG LU                      48               [*]            [*]
        2C5612            EXTENSION SET 2 INJ. SITES LUE                      48               [*]            [*]
U       2C5615            EXTENSION SET 2 INJ. SITES, FL                      48               [*]            [*]
        2C5620            EXTENSION SET                                       48               [*]            [*]
        2C5625            20"L EXT SET W/NO CLAMP, STER P                     48               [*]            [*]
        2C5627            35"L EXT SET W/NO CLAMP, STER                       48               [*]            [*]
        2C5628            EXTENSION SET                                       48               [*]            [*]
        2C5630            EXTENSION SET 2 INJ. SITES                          48               [*]            [*]
U       2C5632            EXTENSION SET W/2 Y INJ. SITES                      48               [*]            [*]
        2C5641            EXT SET 7"L W/LUER LOCK ADAPTE                      48               [*]            [*]
        2C5643            EXTENSION SET LUER LOCK ADAPTE                      48               [*]            [*]
        2C5645            EXTENSION SET LUER LOCK ADAPTE                      48               [*]            [*]
        2C5647            STERILE POUCH Y-TYPE EXTENSION                      48               [*]            [*]
U       2C5662            EXTENSION SET W/0.22 MICRON AI                      48               [*]            [*]
U       2C5664            EXTENSION SET 0.22 MICRON FILT                      48               [*]            [*]
        2C5668            EXTENSION SET                                       48               [*]            [*]
        2C5671            EXTENSION SET W/.22 MICRON AE                       48               [*]            [*]
        2C5681            MINI VOLUME EXTENSION SET W/T-                      48               [*]            [*]
        2C5683            PEDIATRIC EXT SET 8"L                               48               [*]            [*]
        2C5685            PEDIATRIC EXTENSION SET 38" LO                      48               [*]            [*]
        2C5687            PEDIATRIC EXTENSION SET 74" LG                      48               [*]            [*]
        2C5689            MINIVOLUME EXTENSION SET LUER                       48               [*]            [*]
        2C5691            MINIVOLUME EXTENSION SET                            48               [*]            [*]
        2C5693            MINIVOLUME EXT SET W/0.22 MICR                      48               [*]            [*]
        2C6201            ELCAM THREE-WAY LARGE BORE POL                      50               [*]            [*]
        2C6202            ELCAM THREE-WAY LARGE BORE POL                      50               [*]            [*]
        2C6205            ELCAM FOUR-WAY LARGE BORE POLY                      50               [*]            [*]
U       2C6207            THREE WAY STANDARD BORE STOPCO                      50               [*]            [*]
U       2C6209            FOUR WAY STANDARD BORE STOPCOC                      50               [*]            [*]
U       2C6210            ONE WAY STANDARD BORE STOPCOCK                      50               [*]            [*]
U       2C6214            3 WAY SB STOCKCOCK W/EXT TUBIN                      50               [*]            [*]
        2C6217            2 4 WAY LRGE BORES W/ROTATING                       50               [*]            [*]
U       2C6220            NON-VENTED PORT PROTECTORS                         240               [*]            [*]
U       2C6220A           P510 NON-VENTED PORT PROTECTOR                     400               [*]            [*]
        2C6223            EXTENSION SET WITH LUER LOCK A                      50               [*]            [*]
        2C6224            EXTENSION SET WITH LUER SLIP A                      50               [*]            [*]
        2C6225            EXTENSION SET WITH LUER SLIP A                      50               [*]            [*]
        2C6226            EXTENSION SET WITH LUER LOCK A                      50               [*]            [*]
        2C6244            ONE WAY STOPCOCK W/ROTATING MA                      50               [*]            [*]
        2C6250            DUAL LUER LOCK CAP, PACKAGED -                     504               [*]            [*]
        2C6251            4 WAY LARGE BORE STOPCOCK W/EX                      50               [*]            [*]
        2C6252            4 WAY LARGE BORE STOPCOCK W/EX                      50               [*]            [*]
        2C6254            CLEARLINK SYSTEM CONTINU-FLO                        48               [*]            [*]

U = Limited inventory available    Page 15 of 23                    Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO              MEDICATION DELIVERY  DIVISION
34251865                     PURCHASE AGREEMENT

      PRODUCT CODE                 DESCRIPTION                                P/F          EACH PRICE      CASE PRICE
      ---------------------------------------------------------------------------------------------------------------
        2C6255            CLEARLINK SYSTEM CONTINU-FLO                         48              [*]            [*]
        2C6301            RESERVOIR WITH 100ML BAG AND 5                       36              [*]            [*]
        2C6302            RESERVOIR WITH 100 ML AND 100M                       36              [*]            [*]
        2C6303            RESERVOIR WITH 100ML BAG AND 2                       36              [*]            [*]
        2C6304            100 ML/HR RESERVOIR FOR MAXX 1                       36              [*]            [*]
        2C6305            30" EXTENSION SET, 50 ML/HR FO                       36              [*]            [*]
        2C6306            30" EXTENSION SET, 100 ML/HR F                       36              [*]            [*]
        2C6307            30" EXTENSION SET, 200 ML/HR F                       36              [*]            [*]
        2C6308            100-300 MAXX 100 CARRYING BAG                         1              [*]            [*]
        2C6309            P00-001 MAXX 100 POLE MOUNT                           1              [*]            [*]
        2C6310            RESERVOIR WITH 250 ML BAG AND                        36              [*]            [*]
        2C6311            RESERVOIR WITH 250ML BAG AND 1                       36              [*]            [*]
        2C6312            RESERVOIR WITH 250ML BAG AND 2                       36              [*]            [*]
        2C6313            250-130 MAXX 250 CARRYING BAG                         1              [*]            [*]
        2C6315            38" BAG SPIKE SET 50 ML/HR                           36              [*]            [*]
        2C6316            38" BAG SPIKE SET 100 ML/HR                          36              [*]            [*]
        2C6317            38" BAG SPIKE SET 200 ML/HR                          36              [*]            [*]
        2C6318            000-120 MAXX INFUSION SYSTEM P                        1              [*]            [*]
        2C6319            000-110 MAXX INFUSION SYSTEM O                        1              [*]            [*]
        2C6390            MICRO VENTED LUER SPIKE                              48              [*]            [*]
        2C6401            INTERLINK SYSTEM BASIC SOLN SE                       48              [*]            [*]
        2C6402            INTERLINK SOLN SET INJ. SITE L                       48              [*]            [*]
        2C6424            INTERLINK BASIC SET 90"                              48              [*]            [*]
        2C6425            INTERLINK BASIC SOLN SET 2 INJ                       48              [*]            [*]
        2C6519            INTERLINK CONTINU-FLO SOLN SET                       48              [*]            [*]
        2C6520            INTERLINK SYSTEM CONTINU-FLO S                       48              [*]            [*]
        2C6521            INTERLINK CONTINU-FLO SOLN SET                       48              [*]            [*]
        2C6525            INTERLINK SYSTEM CONTINU-FLO S                       48              [*]            [*]
        2C6537            INTERLINK(TM)CONTINU-FLO SOLN                        48              [*]            [*]
U       2C6537W           INTERLINK CONTINU FLO SOLUTION                       48              [*]            [*]
        2C6541            VENTED CONTINU-FLO SOLN SET 3                        48              [*]            [*]
        2C6546            INTERLINK (TM) CONTINU FLO SOL                       48              [*]            [*]
        2C6571            INTERLINK CONTINU-FLO SOLN SET                       48              [*]            [*]
        2C6572            INTERLINK CONTINU-FLO SOLN SET                       48              [*]            [*]
        2C6606            INTERLINK EXTENSION SET 2 INJ                        48              [*]            [*]
        2C6612            INTERLINK EXTENSION SET 2 INJ                        48              [*]            [*]
        2C6632            INTERLINK SYSTEM EXTENSION SET                       48              [*]            [*]
        2C6671            INTERLINK EXT SET 2/.22 MICRON                       48              [*]            [*]
        2C6700            IL STRAIGHT BLOOD SET/STANDARD                       48              [*]            [*]
        2C6750            I/L TYPE BLOOD SOLN SET                              48              [*]            [*]
U       2C6757            INTERLINK Y-TYPE BLD SOLN SET                        48              [*]            [*]
        2C6890            INTERLINK EXTENSION SET W/CONT                       48              [*]            [*]
        2C6891            INTERLINK EXTENSION SET W/CONT                       48              [*]            [*]
        2C6895            INTERLINK CONTINU-FLO SOLN SET                       48              [*]            [*]

U = Limited inventory available    Page 16 of 23                    Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO              MEDICATION DELIVERY  DIVISION
34251865                     PURCHASE AGREEMENT

       PRODUCT CODE                 DESCRIPTION                               P/F           EACH PRICE     CASE PRICE
       --------------------------------------------------------------------------------------------------------------
U       2C7415            VENTED SECONDARY MEDICATION SE                       48               [*]            [*]
U       2C7417            SEC. MED. SET DETACHED 18G NEE                       48               [*]            [*]
U       2C7418            SECONDARY MEDICATION SET DETAC                       48               [*]            [*]
        2C7431            SECONDARY MED ST, PROTECTIVE N                       48               [*]            [*]
        2C7432            VENTED SECONDARY MED ST,NEEDLE                       48               [*]            [*]
U       2C7441            SECONDARY MED SET, INTERLINK Y                       48               [*]            [*]
U       2C7442            VENTED SECONDARY MED SET, INTE                       48               [*]            [*]
        2C7451            SECONDARY MED SET, INTERLINK L                       48               [*]            [*]
        2C7452            INTERLINK VENTED SECONDARY MED                       48               [*]            [*]
        2C7461            CL SEC MED SET 35" W/LL&HANGER                       48               [*]            [*]
        2C7462            CL SECONDARY MED SET, LUERLOCK                       48               [*]            [*]
        2C7505            BURETROL ADD-ON SET 150ML VALV                       48               [*]            [*]
U       2C7512            BURETROL SOLN SET 150ML VALVEL                       48               [*]            [*]
        2C7524            BURETROL SOLN SET 150ML BURETT                       48               [*]            [*]
U       2C7532            BURETROL SOLN SET 150ML BURETT                       48               [*]            [*]
        2C7534            BURETROL SOLN SET 150ML BURETT                       48               [*]            [*]
        2C7542            BURETROL SOLN VALVELESS 3 INJ                        12               [*]            [*]
        2C7546            BURETROL (R) SOLN SET 150ML BU                       48               [*]            [*]
        2C7552            VENTED NITRO SET PVC TBG SEGME                       48               [*]            [*]
        2C7554            BASIC SOLN SET FOR EPIDUAL ADM                       48               [*]            [*]
        2C7564            INTERLINK SYSTEM BURETROL SOLN                       48               [*]            [*]
        2C7590            EXTENSIONSET                                         48               [*]            [*]
        2C7591            EXTENSION SET                                        48               [*]            [*]
        2C7592            BASIC SET, 60, C.A.F.                                48               [*]            [*]
        2C7594            BASIC SET                                            48               [*]            [*]
U       2C7600            STRAIGHT TYPE BLOOD SET STANDA                       48               [*]            [*]
U       2C7604            STRAIGHT TYPE BLOOD SET STANDA                       48               [*]            [*]
U       2C7605            STR TYPE BLD SET STD BLOOD FLT                       48               [*]            [*]
U       2C7606            STRAIGHT TYPE BLOOD SET W/PRES                       48               [*]            [*]
U       2C7607            Y-TYPE BLOOD / SOLUTION SET ST                       48               [*]            [*]
U       2C7610            Y-TYPE BLD/SOL SET, STANDARD B                       48               [*]            [*]
U       2C7613            Y-TYPE BLOOD SOLUTION SET WITH                       48               [*]            [*]
U       2C7614            Y-TYPE BLOOD/SOLUTION SET LARG                       48               [*]            [*]
U       2C7617            Y-TYPE BLOOD SOLN SET 80 MICRO                       48               [*]            [*]
U       2C7619            BLOOD COLLECTION SET DETACHED                        48               [*]            [*]
U       2C7620            Y-TYPE BLOOD SOLUTION SET                            48               [*]            [*]
        2C7831            NEEDLE*LOCK DEVICE PROTECTIVE                       200               [*]            [*]
        2C7833            NEEDLE*LOCK DEVICE PROTECTIVE                       200               [*]            [*]
        2C8401            BAXTER LAV SOLUTION SET Y 6"                         48               [*]            [*]
        2C8402            SOLN SET, LUER ACTIVATED VALVE                       48               [*]            [*]
        2C8419            VENTED SOLN. SET LUER ACTIVATE                       48               [*]            [*]
        2C8425            CLEARLINK BASIC SOLUTION SET -                       48               [*]            [*]
        2C8515            CONTINU-FLO SOLN SET W/1 CL Y                        48               [*]            [*]
        2C8519            CL CONTINU-FLO SOLN SET, 2 LAV                       48               [*]            [*]

U = Limited inventory available    Page 17 of 23                    Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO              MEDICATION DELIVERY  DIVISION
34251865                     PURCHASE AGREEMENT

      PRODUCT CODE                 DESCRIPTION                                P/F          EACH PRICE      CASE PRICE
      ---------------------------------------------------------------------------------------------------------------
       2C8537            CONTINU-FLO SOLN. SET, 3 LUER                         48              [*]            [*]
       2C8541            CLEARLINK DUO-VENT C-FLO SET                          48              [*]            [*]
       2C8548            CLEARLINK VENTED MINIDRIP                             48              [*]            [*]
       2C8571            CLEARLINK SYSTEM CONTINU-FLO                          48              [*]            [*]
       2C8593            CLEARLINK C-FLO SET, 10DPM NV                         48              [*]            [*]
       2C8606            CL SYSTEM EXT SET 2 LUER ACT                          48              [*]            [*]
       2C8610            CL SYSTEM EXT SET LUER ACT                            48              [*]            [*]
       2C8612            CLEARLINK EXTENSION SET, 2INJ                         48              [*]            [*]
       2C8632            CL SYSTEM EXT SET/LUER                                48              [*]            [*]
       2C8634            EXT. SET, LUER ACTIVATED VALVE                        48              [*]            [*]
       2C8671            CLEARLINK SYSTEM EXT SET .22                          48              [*]            [*]
       2C8720            CLEARLINK SYSTEM Y-TYPE BLOOD/                        48              [*]            [*]
       2C8750            CLEARLINK SYSTEM Y-TYPE BLOOD/                        48              [*]            [*]
       2C8819            CL BURETROL W/BALL VALVE DRIP                         20              [*]            [*]
       2C8851            CL VENTED NITRO SET W/DUO VENT                        48              [*]            [*]
       2C8857            VENTED PACLITAXEL SET W/POLY                          48              [*]            [*]
       2C8860            CLEARLINK BURETROL SOLUTION                           48              [*]            [*]
       2C8864            CLEARLINK BURETROL SOLUTION                           48              [*]            [*]
       2C8865            CLEARLINK SYSTEM BURETROL ADD-                        48              [*]            [*]
       2C8891            CLEARLINK SYSTEM EXTESION SET                         48              [*]            [*]
       2C8895            CL CONTINU-FLO SOLN SET W/                            48              [*]            [*]
       2C9201            MICROBORE EXTENSION SET                               60              [*]            [*]
       2C9203            MICROBORE EXTENSION SET                               60              [*]            [*]
       2C9204            MICROBORE EXTENSION SET                               60              [*]            [*]
       2C9293            AUTOMIX 3+3/AS COMPOUNDER TRAN                        12              [*]            [*]
U      2C9892            SECONDARY MED SET, LL, 37", 10                        48              [*]            [*]
U      2C9901            BAXTER LAV SOLUTION SET, Y 6",                        48              [*]            [*]
U      2C9902            SOLN SET, LUER ACTIVATED VALVE                        48              [*]            [*]
U      2C9903            VENTED SOLN. SET LUER ACTIVATE                        48              [*]            [*]
U      2C9904            EXT. SET LUER ACTIVATED VALVE                         48              [*]            [*]
U      2C9905            CONTINU-FLO SOLN. SET, 3 LUER                         48              [*]            [*]
       2C9906            CONTINU FLO SOLN SET 3LUER ACT                        48              [*]            [*]
U      2C9907            CONTINU FLO SOLN SET,2 LAVS L/                        48              [*]            [*]
U      2C9908            EXT SET LUER ACTIVATED VALVE                          48              [*]            [*]
U      2C9909            EXT SET 2 LUER ACTIVATED VALVE                        48              [*]            [*]
U      2C9910            EXT. SET LUER ACTIVATED VALVE                         48              [*]            [*]
       2D5604            5% OSMITROL INJ (5% MANNITOL I                        12              [*]            [*]
       2D5613Q           10% OSMITROL INJ (10% MANNITOL                        24              [*]            [*]
       2D5614            10% OSMITROL INJ (10% MANNITOL                        12              [*]            [*]
       2D5623Q           15% OSMITROL INJ (15% MANNITOL                        24              [*]            [*]
       2D5632Q           20% OSMITROL INJ (20% MANNITOL                        36              [*]            [*]
       2D5633Q           20% OSMITROL INJ (20% MANNITOL                        24              [*]            [*]
       2F7112            STERILE WATER FOR IRRIGATION,                         24              [*]            [*]
       2F7113            STERILE WATER FOR IRRIGATION U                        18              [*]            [*]

U = Limited inventory available    Page 18 of 23                    Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO              MEDICATION DELIVERY  DIVISION
34251865                     PURCHASE AGREEMENT

      PRODUCT CODE                 DESCRIPTION                                P/F          EACH PRICE    CASE PRICE
      -------------------------------------------------------------------------------------------------------------
       2F7114            STERILE WATER FOR IRRIGATION,                         12             [*]            [*]
       2F7115            STERILE WATER FOR IRRIGATION,                          9             [*]            [*]
       2F7122            0.9% SODIUM CHLORIDE IRRIGATIO                        24             [*]            [*]
       2F7123            0.9% SODIUM CHLORIDE IRRIGATIO                        18             [*]            [*]
       2F7124            0.9% SODIUM CHLORIDE IRRIG SOL                        12             [*]            [*]
       2F7125            0.9% SODIUM CHLORIDE IRRIGATIO                         9             [*]            [*]
       2F7144            TIS-U-SOL SOLUTION                                    12             [*]            [*]
       2F7154            LACTATED RINGERS IRRIGATION                           12             [*]            [*]
       2F7164            RINGER'S IRRIGATION, USP                              12             [*]            [*]
       2F7184            0.25% ACETIC ACID IRRIGATION,                         12             [*]            [*]
U      2F7304            IRRIGATING SOLUTION G                                 12             [*]            [*]
       2G3424            FAMOTIDINE INJECTION IN GALAXY                        48             [*]            [*]
       2G3502            500MG CEFAZOLIN INJ, ISO-OSMOTI                       24             [*]            [*]
       2G3503            1G CEFAZOLIN INJ, ISO-OSMOTIC                         24             [*]            [*]
       2G3518            1G CLAFORAN (CEFOTAXIME SOD IN                        24             [*]            [*]
       2G3519            2G CLAFORAN (CEFOTAXIME SOD IN                        24             [*]            [*]
U      2G3520            1G CEFOBID (CEFOPERAZONE SOD I                        24             [*]            [*]
U      2G3521            2G CEFOBID (CEFOPERAZONE SOD I                        24             [*]            [*]
       2G3524            1G CEFTRIAXONE SOD INJ, 50ML I                        24             [*]            [*]
       2G3525            2G CEFTRIAXONE SOD INJ, 50ML IS                       24             [*]            [*]
       2G3538            1G BACTOCILL(OXACILLIN SOD INJ                        24             [*]            [*]
       2G3539            2G BACTOCILL(OXACILLIN SOD INJ                        24             [*]            [*]
       2G3540            1G NALLPEN(NAFCILLIN SOD INJ)I                        24             [*]            [*]
       2G3542            1MU PENICILLIN G POTASSIUM INJ                        24             [*]            [*]
       2G3543            2MU PENICILLIN G POTASSIUM INJ                        24             [*]            [*]
       2G3544            3MU PENICILLIN G POTASSIUM INJ                        24             [*]            [*]
       2G3551            VANCOCIN HCL (VANCOMYCIN INJEC                        12             [*]            [*]
       2G3552            VANCOCIN HCL (VANCOMYCIN INJEC                         6             [*]            [*]
U      2G3553            1G/50ML TAZICEF (CEFTAZIDIME S                        24             [*]            [*]
U      2G3554            2G/50ML TAZICEF (CEFTAZIDIME S                        24             [*]            [*]
       2G3556            2G IN 100ML NAFCILLIN SODIUM I                        12             [*]            [*]
       2H6519            IL NON-DEHP SOL SET                                   48             [*]            [*]
       2H6480            IL NON-DEHP SOL SET 10 DPM .22                        48             [*]            [*]
       2H7451            IL NON-DEHP SEC. MED SET                              48             [*]            [*]
       2H7462            CL NON-DEHP SEC. MED SET LUER                         48             [*]            [*]
       2H7463            CL NON-DEHP SEC MED SET 60DPM                         48             [*]            [*]
       2H8401            CL NON-DEHP SOLUTION SET 10DPM                        48             [*]            [*]
       2H8480            CL NON-DEHP SOL SET 10 DPM .22                        48             [*]            [*]
       2H8519            CLEARLINK SYSTEM NON-DEHP                             48             [*]            [*]
       2H8603            CLEARLINK 1.2 MICRON EXTENSION                        48             [*]            [*]
       2J0900            MILRINONE LACTATE 20MG/100ML                          10             [*]            [*]
       2J0901            MILRINONE LACTATE 40MG/200ML                          10             [*]            [*]
       2J8002            NON-DEHP FLUID PATH INTRAVIA                          48             [*]            [*]
       2J8003            NON-DEHP FLUID PATH INTRAVIA                          48             [*]            [*]

U = Limited inventory available    Page 19 of 23                    Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO              MEDICATION DELIVERY  DIVISION
34251865                     PURCHASE AGREEMENT

      PRODUCT CODE                 DESCRIPTION                               P/F          EACH PRICE      CASE PRICE
      --------------------------------------------------------------------------------------------------------------
       2K0903           0.9% SOD CHLORIDE FLUSH SYR                          180              [*]             [*]
       2K0905           0.9% SOD CHLORIDE FLUSH SYR                          180              [*]             [*]
       2K0906           0.9% SOD CHLORIDE FLUSH SYR                          180              [*]             [*]
       2K6026           10U/ML HEPARIN LOCK FLUSH SYRI                       180              [*]             [*]
       2K6030           10U/ML HEPARIN LOCK FLUSH SYRI                       180              [*]             [*]
U      2K6046           100U/ML HEPARIN LOCK FLUSH SYR                       180              [*]             [*]
       2K6049           100 U/ML HEPARIN 3ML FILL IN A                       180              [*]             [*]
       2K6050           100 U/ML HEPARIN LOCK FLUSH SY                       180              [*]             [*]
       2L3257           2L3257, RESERVOIR, DRUG 250 ML                        10              [*]             [*]
       2L3260           CISATRACURIUM SMART LABEL                              1              [*]             [*]
U      2L3267           REMIFENTIANIC-PEDIACTRIC DOSE                          1              [*]             [*]
       2L3506           ANTI-REFLEC Y-SET 8"                                  50              [*]             [*]
       2L9352           LOCK BOX - HOLDS PUMP & UP TO                          1              [*]             [*]
       2M8074           5-INCH LABELS FOR USE WITH AUT                      3000              [*]             [*]
       2M8171           BARD MINI-INFUSER 300 XL PUMP                          1              [*]             [*]
U      2N1102           QUIK-CATH CATHETER W/SYRINGE,                        200              [*]             [*]
U      2N1103           QUIK-CATH CATHETER W/SYRINGE 2                       200              [*]             [*]
U      2N1104           QUIK-CATH CATHETER W/SYRINGE,                        200              [*]             [*]
U      2N1106           QUIK-CATH CATHETER W/SYRINGE,                        200              [*]             [*]
U      2N1107R          QUIK-CATH CATHETER W/SYRINGE,                        200              [*]             [*]
U      2N1110           QUIK CATH CATHETER W/LUER PLUG                       200              [*]             [*]
U      2N1111           QUIK-CATH CATHETER W/LUER PLUG                       200              [*]             [*]
       2N1112           QUIK-CATH CATHETER W/LUER PLUG                       200              [*]             [*]
U      2N1113           QUIK-CATH CATHETER W/LUER PLUG                       200              [*]             [*]
U      2N1114           QUIK-CATH CATHETER W/LUER PLUG                       200              [*]             [*]
U      2N1115           QUIK-CATH CATHETER W/LUER PLUG                       200              [*]             [*]
U      2N1116           QUIK-CATH CATHETER W/LUER PLUG                       200              [*]             [*]
U      2N1117R          QUIK-CATH CATHETER W/LUER PLUG                       200              [*]             [*]
U      2N1144           WINGLESS QUIK CATH 18 GA X 1-1                       200              [*]             [*]
U      2N1145           WINGLESS QUIK CATH 20 GA X 1-1                       200              [*]             [*]
U      2N1171           FLASH-CATH CATHETER W/LUER PLU                       200              [*]             [*]
U      2N1174           FLASH-CATH CATHETER W/LUER PLU                       200              [*]             [*]
U      2N1175           FLASH-CAIH CATHETER W/LUER PLU                       200              [*]             [*]
U      2N1176           FLASH-CATH CATHETER W/LUER PLU                       200              [*]             [*]
U      2N1177           FLASH CATH CATHETER W/LUER PLU                       200              [*]             [*]
U      2N1178           FLASH-CATH W/LUER PLUG 20 GA X                       200              [*]             [*]
       2N1190           I.V. CATHETER EXTENSION SET/MA                        50              [*]             [*]
       2N1191           Y-TYPE CATHETER EXTENSION SET/                        50              [*]             [*]
       2N1192           I.V. CONN LOOP/MALE LUER SLIP                         50              [*]             [*]
       2N1194           I.V. CATHETER EXT SET/LUER LOC                        50              [*]             [*]
U      2N1198           INJECTION SITE, LONG LUER LOCK                       200              [*]             [*]
U      2N1199           INJECTION SITE, LUER LOCK                            200              [*]             [*]
       2N1201           IV CATH EXT SET/MALE LUER ADAP                        50              [*]             [*]
U      2N1221           QUIKKIT/NO CATH I, I V START K                       100              [*]             [*]

U = Limited inventory available    Page 20 of 23                    Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO              MEDICATION DELIVERY DIVISION
34251865                     PURCHASE AGREEMENT

      PRODUCT CODE                 DESCRIPTION                                P/F         EACH PRICE      CASE PRICE
      --------------------------------------------------------------------------------------------------------------
U        2N1224         QUIK KIT/NO CATH IV IV START K                        100             [*]            [*]
         2N3326         INTERLINK T-CON EXT SET/MICRO-                        200             [*]            [*]
         2N3327         INTERLINK T-CON EXT SET/MACRO-                        200             [*]            [*]
         2N3328         INTERLINK T-CON EXT SET/MICRO-                        200             [*]            [*]
         2N3334         THREE-WAY CONNECTOR                                   200             [*]            [*]
         2N3335         3-LEAD EXTENSION SET INTERLINK                         50             [*]            [*]
         2N3339         INTERLINK RETRACTABLE T-CONN EXT                      200             [*]            [*]
         2N3341         3 LEAD EXTENSION SET W/INTERLI                        200             [*]            [*]
         2N3345         36" MICRO VOLUME EXTENSION SET                         50             [*]            [*]
         2N3347         36" MICRO VOLUME EXT. SET 0.22                         50             [*]            [*]
         2N3348         60" MICRO VOLUME EXTENSION SET                         50             [*]            [*]
         2N3349         60" HIGH FLOW RATE EXTENSION S                         50             [*]            [*]
         2N3350         60" MICRO VOLUME EXT. SET 0.22                         50             [*]            [*]
         2N3351         INTERLINK SYSTEM 60" MICRO VOL                         50             [*]            [*]
         2N3370         INTERLINK I.V. CATH. EXT SET/M                        200             [*]            [*]
         2N3371         Y TYPE MICRO EXT SET                                  200             [*]            [*]
         2N3372         INTERLINK I.V. CONN LOOP/MALE                         200             [*]            [*]
         2N3374         INTERLINK I.V. CATHETER EXT SE                        200             [*]            [*]
         2N3375         INTERLINK IV CATH EXT SET/MALE                        200             [*]            [*]
         2N3379         INTERLINK TM INJECTION SITE                           800             [*]            [*]
         2N3394         INTERLINK VIAL ADAPTER                                200             [*]            [*]
         2N3395         MULTIDSE VIALADAPTOR 2X120/CT                         240             [*]            [*]
         2N3399         INTERLINK INJECTION SITE                              200             [*]            [*]
         2N3400         INTERLINK SYSTEM ADAPTER FOR                          240             [*]            [*]
         2N3700         HUBER NEEDLE EXTENSION SET - M                         25             [*]            [*]
         2N3706         HUBER NEEDLE EXTENSION SET WIT                         25             [*]            [*]
         2N3707         HUBER NEEDLE EXTENSION SET WIT                         25             [*]            [*]
         2N3708         HUBER NEEDLE EXTENSION SET WIT                         25             [*]            [*]
         2N3709         HUBER NEEDLE EXTENSION SET                             25             [*]            [*]
         2N3710         HUBER NEEDLE EXTENSION SET WIT                         25             [*]            [*]
         2N3712         HUBER NEEDLE EXTENSION SET                             25             [*]            [*]
         2N3714         HUBER NEEDLE EXTENSION SET WIT                         25             [*]            [*]
         2N3716         HUBER NEEDLE EXTENSION SET WIT                         25             [*]            [*]
         2N8300         CL SYS. NDL LOCK DEV PROTECTIV                        200             [*]            [*]
         2N8334         CL 3-PORT ADAPTER                                     200             [*]            [*]
         2N8371         CLEARLNK SYSTEM Y-TYPE CATH SE                        200             [*]            [*]
         2N8373         CLEARLINK NON-DEHP I.V. CONN/                         200             [*]            [*]
         2N8374         CL SYSTEM CATHETER EXT SET/LUE                         50             [*]            [*]
         2N8377         CL SYSTEM Y-TYPE CATH. EXT                             50             [*]            [*]
         2N8378         CL CATHETER EXT SET/LUER ACT.                          50             [*]            [*]
         2N8395         CLEARLINK UNIVERSAL VIAL                              200             [*]            [*]
         2N8399         LUER ACTIVATED VALVE FOR IV                           200             [*]            [*]
         2N9050         POSIFLOW ACCESS DEVICE FOR IV                         200             [*]            [*]
         2N9051         POSIFLOW CATH EXT SET, LL, 6"                          50             [*]            [*]

U = Limited inventory available    Page 21 of 23                    Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                     PURCHASE AGREEMENT

       PRODUCT CODE                 DESCRIPTION                                 P/F         EACH PRICE      CASE PRICE
       ---------------------------------------------------------------------------------------------------------------
          2N9052            POSIFLOW CATH EXT SET, LS, 6"                        50             [*]            [*]
          2N9053            IV CATH EXT SET/MALE LL ADAPTE                       50             [*]            [*]
          2N9054            Y TYPE CATH EXT SET/MALE WITH                        50             [*]            [*]
          2N9055            MINIVOLUME EXT-SET W/POSIFLOW                        48             [*]            [*]
          2N9057            POSIFLOW T-CONNECTOR EXTENSION                       50             [*]            [*]
          2N9106            CHEMO PIN W/FEMALE LUER                              50             [*]            [*]
U         2N9182            LUER ACTIVATED VALVE FOR IV                         200             [*]            [*]
U         2N9190            CATHETER EXT SET W/LUER ACTIVA                       50             [*]            [*]
U         2N9191            CATHETER EXT SET /LUER ACTIVAT                       50             [*]            [*]
U         2N9192            Y TYPE CATH EXT SET/LUER ACTIV                       50             [*]            [*]
          2N9193K           STATLOCK PEDIATRIC CATH EXT                          25             [*]            [*]
          2N9194K           STATLOCK CATH EXT SET W/                             25             [*]            [*]
          2N9195K           STATLOCK MICROBORE CATH EXT                          25             [*]            [*]
          2N9196K           STATLOCK TANDEM CATH EXT SET                         25             [*]            [*]
          2N9197K           STATLOCK TANDEM MICROBORE CATH                       25             [*]            [*]
          2N9198K           STATLOCK MICROBORE T-CONNECTOR                       25             [*]            [*]
          2N9199K           STATLOCK TANDEM MICROBORE T-                         25             [*]            [*]
          2N9200K           STATLOCK TANDEM MICROBORE CATH                       25             [*]            [*]
          2N9201K           STATLOCK TANDEM EXT SET, 1 IL                        25             [*]            [*]
          2N9202K           STATLOCK TANDEM EXT SET W/2 IL                       25             [*]            [*]
          2N9203K           STATLOCK TANDEM MICROBORE EXT                        25             [*]            [*]
          4C6772            I/L Y-TYPE BLD/SOL SET                               48             [*]            [*]
          4C7700            FENWAL 20 MICRON HIGH CAPACITY                       24             [*]            [*]
U         4C7701            FNEWAL 20 MICRON PEDIATRIC TRA                       48             [*]            [*]
U         4C7702            FENWAL 20 MICRON PEDIATRIC TRA                       24             [*]            [*]
U         4C7704            FENWAL STR TYPE BLD SET HCAP 2                       12             [*]            [*]
U         4C7709            FENWAL BLOOD SET                                     12             [*]            [*]
U         4C7712            FENWAL Y-TYPE BLD/SOL SET W/HC                       12             [*]            [*]
U         4C7740            FENWAL LG. 80 MICRON TRANSFUSI                       48             [*]            [*]
U         4C7744            FENWALL STRAIGHT TYPE BLOOD SE                       48             [*]            [*]
          4C7750            FENWAL ADD-ON LARGE STD BLOOD                        48             [*]            [*]
U         4C7752            FENWAL Y-TYPE BLD/SOL SET W/80                       48             [*]            [*]
U         4C7753            FENWAL VENT Y-TYPE BLD/SOL SET                       48             [*]            [*]
U         4C7762            FENWAL STRAIGHT TYPE BLOOD SET                       48             [*]            [*]
U         4C7772            FENWAL Y-TYPE BLD/SOL SET W/LA                       48             [*]            [*]
U         4C7773            FENWAL VENTED Y-TYPE BLD/SOL S                       48             [*]            [*]
U         4C7774            FENWAL Y-TYPE BLD/SOL SET W/LG                       48             [*]            [*]
U         4C7776            Y-TYPE BLD/SOLN SET W/LG BORE                        48             [*]            [*]
          4C7776A           FENWAL Y-TYPE BLD/SOLN SET W/L                       48             [*]            [*]
U         4C7784            FENWAL 3 LEAD BLOOD/SOLN SET W                       48             [*]            [*]
U         4C7789            BLOOD WARMING COIL EXTENSION S                       48             [*]            [*]
          4C8030            FENWAL 40/150 MICRON DUAL SCRE                       48             [*]            [*]
          4C8032            FENWAL STRAIGHT BLOOD W/ 40/15                       48             [*]            [*]
          4C8038            FENWAL Y-TYPE BLD SET W/DUAL S                       48             [*]            [*]

U = Limited inventory available    Page 22 of 23                    Confidential

CORAM, INC.                   BAXTER HEALTHCARE                  OCTOBER 1, 2003
DENVER, CO               MEDICATION DELIVERY DIVISION
34251865                     PURCHASE AGREEMENT

      PRODUCT CODE                  DESCRIPTION                                P/F         EACH PRICE       CASE PRICE
      ----------------------------------------------------------------------------------------------------------------
         4C8723            CL FENWAL BLOOD SET Y-TYPE                           48             [*]            [*]
         HL100             HUBERLOC HUBER NEEDLE REMOVAL                       100             [*]            [*]
U        PC1071K           SINGLE-DAY INFUSOR                                    6             [*]            [*]
U        PC1073            INFUSOR, 5 ML/HR, PACKAGED                            6             [*]            [*]
U        PC1073K           INFUSOR 65 ML 5ML/HR                                  6             [*]            [*]
U        PC1075K           TWO DAY INFUSOR                                       6             [*]            [*]
U        PC1080            MULTIDAY INFUSOR, 0.5 ML/HR, P                        6             [*]            [*]
U        PC1080K           MULTI-DAY INFUSOR                                     6             [*]            [*]
U        PC1082            SEVENDAY INFUSOR, 0.5 ML/HR, P                        4             [*]            [*]
U        PC1082K           SEVEN-DAY INFUSOR                                     4             [*]            [*]
U        PC1954            BASAL/BOLUS INFUSOR, 0.5 X 0.5                        6             [*]            [*]
U        PC1955            BASAL/BOLUS INFUSOR, 0.5 X 2 (                        6             [*]            [*]
U        PC1955K           BASAL BOLUS INFUSOR 15 MIN                            6             [*]            [*]
U        RAS0512           ROCAP 0.9% SODIUM CHLORIDE                          120             [*]            [*]
         UMC5400           BASIC SOLUTION SET, 20 DPM                           50             [*]            [*]

U = Limited inventory available    Page 23 of 23                    Confidential

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[BAXTER LOGO]

                                   Schedule D

                                   Coram, Inc.
                       Homecare Facility Freezer Agreement

 HEADQUARTERS:  Coram, Inc.                        FACILITY SHIP TO:
 ADDRESS:       1675 Broadway Avenue, Suite 900    ADDRESS:
                Denver, CO 80202
 ACCOUNT #:     34251865                           ACCOUNT #:
 ATTENTION:     Frank Geiger                       ATTENTION:

Baxter and Coram, Inc. ("Coram") entered into a Purchase Agreement dated October 15, 2003 ("Purchase Agreement"), under which Coram on behalf of its Owned Facilities ("Facility") agreed to purchase products ("Products") from Baxter.

This Freezer Agreement ("Schedule D") dated__, is between Baxter Healthcare Corporation, a Delaware Corporation, on behalf of itself and its affiliates, ("Baxter") and Coram on behalf of the Facility. Subject to the provisions of this Schedule D, Baxter shall provide to Facility the Freezer equipment listed ("Freezer" or "Freezers").

1. DATES

The Effective Date of this Agreement shall be fifteen (15) calendar days from the date that Baxter countersigns this Agreement ("Commencement Date"), and ending on September 30, 2006. The "Anniversary Date" of this Agreement shall be October 1.

2. REQUIREMENTS

Baxter and Facility acknowledge that Facility must store the Product below certain temperature levels in order to maintain the Product's integrity, as required by the Food and Drug Administration ("FDA"). Based upon Coram's purchasing commitments in the Purchase Agreement, Baxter will provide Facility with the Freezer(s) listed in this Schedule D with the understanding that each Freezer will be used solely to store and maintain the Product in accordance with FDA requirements. Facility acknowledges the value of each Freezer as stated. Facility further acknowledges that this dollar value is a "discount or other reduction in price" on the Product under Section 1128B(b)(3)(A) of the Social Security Act (42 U.S.C. 1320-a-7b(b)(3)(A)). Facility shall appropriately reflect the discount or other reduction in price as required by that provision or regulations promulgated thereunder.

              MODEL NUMBER   FREEZER DESCRIPTION           DIMENSIONS               VALUE
_________     DHF29-23SD     One Door Freezer                 [*]                    [*]
_________     MV30-6UCF      Under-the-Counter Freezer        [*]                    [*]

3. OWNERSHIP OF FREEZER

Baxter is the owner of the Freezer and Facility will sign informational UCC filings if Baxter wishes to file such to give notice of Baxter's ownership. Upon expiration of this Agreement, title to the Freezer will transfer to Facility, and the UCC filings shall be terminated by Baxter and, if it fails to do so, Coram is authorized to do so.

4. TAXES AND OTHER CHARGES

Facility agrees to pay all federal, state, and local taxes, license and registration fees, freight and transportation charges and all similar costs based on Facility's use of the Freezer, unless Facility is exempt from paying any or all taxes that apply to this Freezer, in which case Facility must provide Baxter with the proper exemption certificates prior to the Effective Date of this Agreement. Baxter will pay all property taxes based on the Freezer to the appropriate taxing authority and Facility will reimburse Baxter for all such payments promptly on request.

5. DISCLAIMER OF WARRANTIES

Baxter warrants that the Freezer will conform to its published specifications and be in good working order when delivered. BAXTER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE. BAXTER SHALL HAVE NO LIABILITY TO FACILITY FOR CONSEQUENTIAL

Confidential

INCIDENTAL OR SPECIAL DAMAGES IN CONNECTION WITH FACILITY'S USE OF THE FREEZER. Products distributed by Baxter are warranted by their manufacturer.

6. LOCATION AND USE OF FREEZER

From the date of receipt of the Freezer, Facility agrees to use the Freezer only for the purposes and according to the instructions indicated on the labeling or otherwise included with the Freezer, and only for storage of Product.

Facility shall not modify the Freezer without Baxter's prior written consent, and the Freezer shall remain personal property at all times, regardless of how it is attached or installed. Facility shall be responsible for all consequences of transfer or possession of the Freezer to any other party and for the continued performance of all its obligations under this Agreement after any such transfer.

7. LOSS OF FREEZER

From the date of receipt of Freezer until title transfers to Facility pursuant to the terms of this Agreement, in the event of loss, theft, or destruction of the Freezer, Facility will be charged a replacement cost.

8. INSURANCE

Facility agrees, at Facilities own cost and expense, to keep the Freezer fully insured against loss from the date of receipt of the Freezer until title transfers to Facility pursuant to the terms of this Agreement and to have Baxter named as loss payee on all such policies.

9. ASSIGNMENT

Facility has no right to sell, transfer, assign or sublease the Freezer or this Agreement without Baxter's prior written consent, which shall not be unreasonably withheld. Baxter may sell, assign, encumber, or transfer this Agreement to another party without consent from Facility.

10. RESPONSIBILITY

Facility acknowledges that the selection, possession, operation and use of the Freezer are solely the Facility's responsibility. Therefore, Facility shall be responsible for all liabilities, costs and expenses, including, but not limited to, loss of Product, lawsuits and claims for personal injury and property damage to the extent of, and arising out of, Facilities selection, possession, operation or use of the Freezer. Facility agrees to hold Baxter harmless against any and all damages or injury associated with the selection, possession, operation and use of the Freezer.

11. MISCELLANEOUS.

This Agreement is the entire agreement between Baxter and Facility relating to the Freezer and, in the event of conflict, supersedes all prior agreements, all purchase orders, acknowledgment forms or other written documents submitted by Facility, and all invoices of Baxter related to the Freezer. It shall not be changed or amended except by written agreement executed by both parties and this Agreement shall not be valid or binding unless approved and accepted by Baxter at its home office. This Agreement shall be governed by and interpreted in accordance with Illinois law.

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this Agreement on the date below.

CORAM, INC.                                  BAXTER HEALTHCARE CORPORATION

By: /s/ Frank Geiger                         By: /s/ Heather Marcelain
    ------------------------------               -------------------------------
Print Name: Frank Geiger                     Print Name: Heather Marcelain
Title: Senior Vice President, MM             Title: Sales Contract Administrator
Date: 12/23/2003                             Date: 01-05-04

                                  PAGE 2 OF 2